                               Exhibit 10(cccc)

PREPARED BY AND
WHEN RECORDED MAIL TO:


Sonnenschein Nath & Rosenthal
8000 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606
Attention:  Caryn L. Chalmers, Esq.


     THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") is made as of August 27, 1997, by OVERSEAS PARTNERS (333), INC., an Illinois corporation ("Mortgagor") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having offices at 130 East Randolph Street, Suite 1400, Chicago, Illinois 60601 ("Mortgagee").



                                  WITNESSETH:
                                  -----------



WHEREAS, Mortgagor by its promissory note of even date herewith ("Note") is indebted to Mortgagee in the principal sum of $65,000,000.00;



WHEREAS, Mortgagor desires to secure the payment of and the performance of all of its obligations under the Note and certain additional Obligations (as hereinafter defined);



     NOW, THEREFORE, in consideration of the principal sum of the Note and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, PLEDGES, WARRANTS, CONVEYS A.ND MORTGAGES unto Mortgagee, its successors and assigns, the property described in clauses (i) through (ix) below and all of the right, title, interest, estate and claim of Mortgagor now owned or hereafter acquired in, to or relating, thereto (collectively, the "Property"):


     (i) That certain real property located in the County of Cook, State of Illinois, and more fully described in EXHIBIT A attached hereto and made a
                                           ---------
     part hereof (the "Land");

     (ii) Any and all buildings and improvements, now or hereafter erected or located in or on the Land, including all Fixtures (as hereinafter defined) that are presently or become so related to such buildings and improvements that an interest in them arises under the real estate laws of the State in which the Premises are located, together with all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, all of which shall be deemed and construed to be part of the realty (collectively, the "Improvements" and, together with the Land, sometimes hereinafter referred to, collectively, as the "Premises");

     (iii) All items owned by Mortgagor and incorporated as part of or attributed or affixed to any of the Premises or other real property included in the Property or any other interest of Mortgagor in, to or relating to the Premises, in such manner that such items are no longer personal property under the laws of the State in which the Premises are located, whether or not the same constitute Fixtures;

     (iv) All rents, issues, profits, royalties, license fees, concession fees, income and receipts of any type or kind and other benefits derived from all or any part of the Property (collectively, the "Rents");

     (v) All easements, rights-of-way and rights used or usable in connection with the Premises or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights pursuant to all covenants, conditions and restrictions and reciprocal easement agreements, all rights to the non-exclusive use of common drive entries, all water and water rights, all air rights, all development rights, and all mineral, mining, oil and gas rights and rights to produce or share in the production of anything related thereto, together with all tenements, hereditaments and appurtenances thereof and thereto;

     (vi) Any land lying, within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Premises;

     (vii) All leasehold estates, all ground leases, leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into (collectively, the "Leases"), and all right, title and interest of Mortgagor thereunder, including all guaranties thereof, all cash or security deposits, prepaid rentals, and all deposits or payments of a similar nature;

     (viii) All plans, specifications, maps, surveys, studies, reports, franchises, permits, licenses, authorizations, trademarks, logos, architectural, engineering and construction contracts, guaranties, warranties and other undertakings covering the quality of performance of work or material under the forgoing, contracts and an other contract rights or claims, the deposits made by mortgagor pursuant to PARAGRAPH 3.1 and any
                                                           -------------
     account in which such deposits are held, books of account, general intangibles, accounts, inventories and supplies, causes of action, proceeds of insurance and any and all awards made as a result of a taking, by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any award resulting from a change of any streets (whether as to grade, access or otherwise) and any award for severance damages, insurance policies, Leases, and all other documents, of whatever kind or character, relating to the use, development, occupancy, leasing, sale or operation of the Premises, all of the Fixtures prior to the time they become so related to the Premises that an interest in them arises under the real estate laws of the State in which the Premises are located, and all other personal property now or hereafter located in, upon or about or used in connection with the Property, including, without limitation, the personal property described in EXHIBIT B attached hereto and made a part hereof, together with all present
     ----------
     and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and the cash and non-cash proceeds thereof to the extent all of the above are owned by Mortgagor (collectively, the "Personalty"); and

     (ix) All options to purchase or lease the Premises or any other Property, or any portion thereof or interest therein, in and to any greater estate in the Premises or any other Property.

     TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, subject only to the Permitted Exceptions (as hereinafter defined), together with the rights, privileges, and appurtenances thereto belonging to Mortgagor FOR THE PURPOSE OF SECURING the following obligations (collectively, the "Obligations"):

     (i) Payment of and performance of all covenants, obligations and agreements of Mortgagor arising under or in connection with the Note, this Mortgage or any other Loan Document (as hereinafter defined);

     (ii) All renewals, extensions, amendments, modifications, consolidations and changes of, or substitutions or replacements for, all or any part of the items described under clause (i) immediately above; and

     (iii) Payment of all sums advanced and costs and expenses incurred by Mortgagee to protect and preserve the Property and the lien and security interests created herein or in connection with the items described under clauses (i) and (ii) immediately above or any part thereof, or for the acquisition or perfection of the security therefor, whether made or incurred at the request of Mortgagor or Mortgagee, including reasonable attorneys' fees and court costs advanced or incurred by Mortgagee to protect or preserve the Property or the validity or priority of this Mortgage.

IN FURTHERANCE OF THE FOREGOING, Mortgagor hereby warrants, represents, covenants and agrees as follows:

                             ARTICLE 1 DEFINITIONS

As used in this Mortgage, the following terms shall have the following meanings:

1.1   APPLICATION: The First Mortgage Loan Application, dated June 27, 1997,
      -------------
      executed by Mortgagor, which includes the mortgage loan conditions incorporated therein.

1.2   ASSIGNMENT OF AGREEMENTS: That certain Assignment of Agreements of even
      --------------------------
      date herewith executed by Mortgagor in favor of Mortgagee.

1.3   ASSIGNMENT OF LEASES AND RENTS: That certain Assignment of Leases and
      -------------------------------
      Rents of even date herewith executed by Mortgagor in favor of Mortgagee.

1.4   COLLATERAL: As defined in PARAGRAPH 6.1 hereof.
      ------------              -------------

1.5   CERTIFICATE OF REPRESENTATIONS AND WARRANTIES: That certain Certificate of
      ----------------------------------------------
      Representations and Warranties of even date herewith executed by Mortgagor in favor of Mortgagee.

1.6   DEBT SERVICE COVERAGE: As defined in PARAGRAPH 2.13 hereof.
      ----------------------               ---------

1.7   DEFAULT Rate: As defined in the Note.
      -------

1.8   ERISA: means the Employee Retirement Income Security Act of 1974, as
      -------
      amended from time to time.

1.9   ERISA AGREEMENT: That certain ERISA Certificate and Indemnification
      -----------------
      Agreement of even date herewith executed by Mortgagor and Guarantor in favor of Mortgagee.

1.10  EVENT OF DEFAULT: As defined in Article 4 hereof.
      ------------------              ---------

1.11  FIXTURES: All fixtures (other than any tenant's personal property except
      ----------
      to the extent Mortgagor or any Principal Party has any ownership interest therein and then only to the extent of such ownership interest) located upon or within the Improvements or now or hereafter installed in, or used in connection with, any of the Improvements, including any and all machinery, equipment, appliances and fixtures, attachments, furniture, furnishings, carpets, fire sprinklers, alarm systems and other articles of a similar nature, whether or not permanently affixed to the Premises.

1.12  HAZARDOUS SUBSTANCES AGREEMENT: That certain Hazardous Substances
      -------------------------------
      Remediation and Indemnification Agreement of even date herewith executed by Mortgagor and Guarantor, in favor of Mortgagee.

1.13  IMPOSITIONS: All real estate and personal property and other taxes and
      ------------
      assessments (other than taxes paid directly by Mortgagee in accordance with Section 2.4B hereof), and any and all other charges, expenses,
           ------------
      payments, claims, broker's, manager's, mechanics' or material suppliers' liens or assessments of any kind or nature whatsoever, whether general or special, ordinary or extraordinary, foreseen or unforeseen, public or private, that at any time prior to or after the execution of the Loan Documents may be measured, assessed, levied, imposed, or become a lien upon the Property or any interest therein or any part thereof, including the Rents, (ii) any use or occupancy of the Property, (iii) this transaction, or (iv) any document to which Mortgagor or any Principal Party is a party that creates or transfers an interest or an estate in all or any part of the Property.

1.14  IMPROVEMENTS: As defined in the granting paragraph of this Mortgage.
      -------------

1.15  INDEBTEDNESS: The indebtedness evidenced by the Note (including, without
      --------------
      limitation, any prepayment premium due thereunder) and any extensions, modifications or renewals thereof, whether or not evidenced by a new or additional promissory note or notes, and all other amounts due from Mortgagor to Mortgagee hereunder or evidenced and/or secured by the Loan Documents, plus interest on all such amounts as provided in the Loan Documents.

1.16  LAWS AND RESTRICTIONS: All laws, regulations, codes, ordinances, rules,
      -----------------------
      statutes and policies, orders or judgments of any court or governmental authority, restrictive covenants and other title encumbrances, permits, authorizations and approvals, relating or applying to the development, occupancy, ownership, management, use, and/or operation of the Property or otherwise affecting the Property or Mortgagor.

1.17  LEASES: As defined in the granting paragraph of this Mortgage.
      -------

1.18  LOAN: The loan from Mortgagee to Mortgagor evidenced by the Note.
      ------

1.19  LOAN TO VALUE RATIO: As defined in PARAGRAPH 2.13 hereof.
      --------------------               --------------

1.20  LOAN DOCUMENTS: The Note, this Mortgage, the Application, the Assignment
      ----------------
      of Agreements, the Assignment of Leases and Rents, the ERISA Agreement, the Certificate of Representations and Warranties, the Hazardous Substances Agreement and all other documents evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

1.21  MAJOR TENANT: Cassidy, Schade & Gloor; Tetra Pak, Inc.; Skadden, Arps,
      -------------
      Slate, Meagher; Urban Investment & Development; Federal Home Loan Mortgage; Burditt & Radzius; Barack Ferrazzano Kirschbaum; Arbor Office Suites; and John Nuveen & Co., for so long as such entity is a tenant on the Property.

1.22  MATERIAL ADVERSE CHANGE: Any material and adverse change in (i) the
      ------------------------
      financial condition of Mortgagor or any Principal Party (if such change would materially adversely affect the ability of Mortgagor to perform its obligations hereunder and under the Loan Documents or the ability of such party to perform under any Loan Document to which it is a party), (ii) the condition, use or operation of the Property, or (iii) Debt Service Coverage resulting in a Debt Service Coverage of 1.0 or less.

1.23  NOTE: As defined in the granting paragraph of this Mortgage, together with
      -----
      any modifications, renewals or extensions thereof.

1.24  OBLIGATIONS: As defined in the securing paragraph of this Mortgage.
      ------------

1.25  PERMITTED EXCEPTIONS: All of those title exceptions set forth in the title
      ---------------------
      insurance policy in favor of the Mortgagee that insures the priority of this Mortgage.

1.26 PERSON: Any natural person, corporation, partnership, limited liability
     -------
     company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

1.27 PERSONALTY: As defined in the granting paragraph of this Mortgage.
     -----------

1.28 PREMISES: As defined in the granting paragraph of this Mortgage.
     ----------

1.29 PRINCIPAL PARTY: Each of Mortgagor, any parent company of Mortgagor or any
     -----------------
     owner of the Property, or any guarantor or surety of Mortgagor's obligations under THE Loan Documents (collectively "PRINCIPAL PARTIES"). As to Overseas Partners (333), Inc., "Principal Party" shall include only Mortgagor and Overseas Partners Capital Corp., a Delaware corporation ("Guarantor").

1.30 PROPERTY: As defined in the granting paragraph of this Mortgage.
     ---------

1.31 RECEIVER: Any trustee, receiver, custodian, fiscal agent, liquidator or
     ----------
     similar officer.

1.32 RENTS: As defined in the granting paragraph of this Mortgage.
     ------

1.33 TRANSFER: The occurrence of (i) any voluntary or involuntary sale,
     ----------
     conveyance, assignment, transfer, alienation, mortgage, conveyance of security or title, encumbrance or other disposition of the Property or any part thereof or any interest therein, of any kind, or any other transaction the result of which is, directly or indirectly or voluntarily or involuntarily, to divest Mortgagor of its title to the Property or any interest therein, (ii) any merger, consolidation or dissolution involving, or the sale or transfer of all or substantially all of the assets of, Mortgagor or any general partner of a partnership Mortgagor, (iii) the transfer (at one time or over any period of time) of twenty-five percent (25 %) or more of (a) the voting stock of (1) a corporate Mortgagor, (2) any corporate general partner of a partnership Mortgagor or (3) any corporation which is the direct or indirect owner of twenty-five percent (25%) or more of the voting stock of a corporate Mortgagor or any corporate general partner of a partnership Mortgagor, or (b) the beneficial interest in Mortgagor, or the interest in any Person who owns fifty percent (50%) or more of the beneficial interest in Mortgagor, if a trust, or (c) the ownership interests of Mortgagor if Mortgagor is a limited liability company, (iv) the transfer of any general partnership interest in a partnership Mortgagor or in any partnership which is a direct or indirect general partner of a partnership Mortgagor, or (v) the conversion of any general partnership interest in a partnership Mortgagor to a limited partnership interest.

                              ARTICLE 2 COVENANTS



     Mortgagor hereby covenants and agrees as follows:

2.1  OBLIGATIONS OF MORTGAGOR. Mortgagor will pay when due and otherwise timely
     --------------------------
     perform, or cause to be timely performed, all the Obligations.

2.2  MAINTENANCE OF CURRENT STATUS.  Mortgagor will maintain in good standing
     -----------------------------
     its existence, franchises, rights and privileges under the laws of the State pursuant to which it was organized and will maintain its right to transact business in the State in which the Premises are located.
     Mortgagor will not, (i) without Mortgagee's prior written consent, terminate, alter, modify or amend or permit the termination, alteration, modification or amendment of its organizational documents, including its partnership agreements, statement of partnership, trust agreement, articles of incorporation, by-laws, articles of organization, or operating agreement, as applicable, in any way which would adversely affect (a) Mortgagor's ability to perform its obligations hereunder, or (b) the security provided hereby, (ii) change its name, the address of its principal offices or the name under which it conducts business without promptly notifying Mortgagee in writing of such change, or (iii) without Mortgagee's prior written consent reorganize or change its legal structure, except in connection with a Permitted Transfer. In the event Mortgagor is entitled to make any of the above modifications without Mortgagee's consent, Mortgagee shall notify Mortgagor of such modification.

2.3  MAINTENANCE, WASTE AND REPAIR.  Mortgagor will maintain the Property,
     -----------------------------
     including the parking, recreational and landscaped parts thereof, in good and safe order, repair and operating condition, promptly make all necessary repairs, renewals, replacements, additions and improvements thereto, interior and exterior, structural and non-structural, foreseen or unforeseen or otherwise necessary to insure that the security granted hereunder and under the Loan Documents shall not in any way be diminished or impaired. Mortgagor will not (i) diminish or materially alter the Improvements (other than improvements made by tenants in the ordinary course of business), nor erect any new buildings, structures or building additions on the Land, without the prior written consent of Mortgagee, (ii) remove or permit to be removed any of the Fixtures or other Personalty from the Premises without the prior written consent of Mortgagee unless replaced by articles of equal suitability and value owned by Mortgagor free and clear of any lien or security interests and in such a manner that the replacement or substituted article is subject to the security interests created hereby, it being understood and agreed that all replacements, substitutions and additions of and to the Property shall be and become immediately subject to the lien of this Mortgage and covered hereby, (iii) permit any waste, misuse or deterioration of the Property or make any change in the use thereof, nor do or permit to be done thereon anything, that may in any way impair the security of this Mortgage, or (iv) abandon all or any part of the Property. Mortgagor or an affiliate of Mortgagor will, at all times, directly and exclusively manage the Property itself or use a management company that is approved by Mortgagee to do so.



2.4  IMPOSITIONS AND OTHER TAXES.
     ---------------------------

     A. Mortgagor will pay, when due, all Impositions, including utility charges and all claims and demands of brokers, managers, mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on all or any part of the Property or the Rents. Payment of Impositions shall not be deferred through any financing program or other deferral option offered by any taxing authority except as assessments may be paid over time if so provided by the terms of the assessment without penalty or additional interest of any kind and without foregoing the ability to receive a discount on any such assessments by paying the same in one installment. Mortgagor will provide to Mortgagee receipts or other sufficient evidence of payment of Impositions within ten (10) days of Mortgagee's request therefore If Mortgagor is making deposits for Impositions into a Depository pursuant to Paragraph 2.10.A., Mortgagor shall furnish to Mortgagee, immediately upon
     -----------------
     receipt, copies of all bills for and notices of all such Impositions. Notwithstanding the foregoing, Mortgagor may, at its expense and before any delinquency occurs or lien as a result of Mortgagor's failure to pay Impositions is imposed or accrues, contest the amount or validity or application of any such Impositions by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided that Mortgagee receives prior written notice of Mortgagor's interest to so contest or object to an Imposition and is reasonably satisfied that (i) neither the Property nor any part thereof or interest therein will be in danger of being foreclosed upon, sold, forfeited, terminated, canceled, or lost as a result of such contest, and (ii) Mortgagor shall have posted a bond or furnished such other security as may be required from time to time by Mortgagee and as is reasonably satisfactory to Mortgagee in form and in amount. Mortgagor shall indemnify, defend, protect and hold Mortgagee harmless from all loss, liability, cost or expense by reason of such contest, including reasonable attorneys' fees and expenses incurred by Mortgagee. In any event, any Imposition contested hereunder shall be paid and fully discharged by Mortgagor or such amount escrowed with Mortgagee in an interest bearing account within five (5) days after entry of any judgment adverse to Mortgagor in any action to enforce or foreclose the same (regardless of the pendency of a stay of execution in connection with any appeal undertaken by Mortgagor), or at any time when such payment or discharge is necessary in order to prevent loss of control or dispossession of Mortgagor from the Property or any part thereof.

     B. Mortgagor will pay all taxes (excluding income, franchise and doing business taxes), assessments, charges, expenses., costs and fees (including registration and recording fees and mortgage taxes) levied on, assessed against or incurred by Mortgagee in connection with any of the Loan Documents. Mortgagor will also pay all stamp and other similar taxes required to be paid in connection with the Obligations.

     C. In the event of the enactment of or change (including a change in interpretation) of any applicable law, in any manner changing or modifying the laws governing (i) the taxation of mortgages, deeds of trust or other security instruments or the debts secured thereby, or (ii) the manner of collecting such taxes, so as to adversely affect Mortgagee, this Mortgage or any other Loan Document or the Indebtedness, Mortgagor will promptly pay any such tax and otherwise compensate Mortgagee to the extent of such detriment; provided, however, that if (a) Mortgagor fails to make such payment, or (b) any such law prohibits Mortgagor from making such payment, or (c) any such law would penalize Mortgagee in the event of such payment, then the entire principal balance of the Indebtedness, together with all interest accrued thereon and any and all other sums secured by this Mortgage shall, with notice, become immediately due and payable at the option of Mortgagee, without any penalty for prepayment in the case of (b) or (c), above.

2.5  COMPLIANCE WITH LAW.  Mortgagor will promptly and faithfully comply with,
     --------------------
     and cause the Property to be maintained, used and operated in accordance with, all present and future Laws and Restrictions. If Mortgagor receives any notice that Mortgagor or the Property is in default under or not in compliance with any present or future Laws and Restrictions, or receives notice of any proceeding initiated under or with respect to such default or non-compliance, Mortgagor will promptly furnish a copy of such notice to Mortgagee.

2.8  BOOKS AND RECORDS, ANNUAL OPERATING, STATEMENTS, FINANCIAL STATEMENTS RENT
     --------------------------------------------------------------------------
     ROLL AND OTHER INFORMATION.
     --------------------------

     A. Mortgagor, without expense to Mortgagee, will maintain full and complete books of account and records reflecting the operation of the Property. Mortgagor will keep at its offices at the Property, and make available to Mortgagee during normal business hours, all such books and records and the "as-built" plans and specifications or, if unavailable, the final set of plans and specifications from which the Improvements were constructed certified by a licensed architect or licensed contractor as true, correct and complete.

     B. Within one hundred twenty (120) days after the close of each calendar year, Mortgagor shall furnish to Mortgagee (i) annual operating statements showing all elements of income and expense for the operation of the Property, (ii) financial statements of each Principal Party and each Major Tenant (to the extent that the Major Tenant's lease requires them to provide such information to Mortgagor, provided however, that the failure of a Major Tenant to provide such statement to

     Mortgagor and Mortgagor's corresponding failure to provide such statements to Mortgagee, shall not be an Event of Default hereunder or under any of the Loan Documents), and (iii) current rent rolls, showing all items set forth in the rent rolls delivered to Mortgagee in connection with the closing of the Loan, as well as gross sales of any tenant paying percentage rental. Mortgagor will promptly furnish to Mortgagee such other financial information concerning the condition of Mortgagor, any Principal Party and the Property, and all other information concerning the Property or the performance by Mortgagor of the Obligations, that Mortgagee may reasonably request. All such statements and information shall be prepared in accordance with generally accepted accounting principles and certified by an authorized person, partner or officer. In the event any such operating statement, financial statement, rent roll or other information is not timely submitted to Mortgagee, and remains unsubmitted for thirty (30) days after Mortgagee notifies Mortgagor, a service fee of $500.00 shall automatically become due and payable to Mortgagee and be secured by this Mortgage. This charge shall be in addition to all other rights and remedies available to Mortgagee upon the occurrence of an Event of Default.

     C. Mortgagee and its representatives shall have the right, at all reasonable times and upon reasonable notice, to examine and make copies of Mortgagor's plans, books, records, income tax returns and all supporting data concerning the Property. Mortgagor will assist Mortgagee and its representatives in conducting such examination.

     D. Mortgagor acknowledges that Mortgagee may intend to request that a rating agency provide a rating of the Loan. Mortgagor agrees that, at Mortgagee's request, Mortgagor will prepare or cause to be prepared additional financial statements in respect of the Property, Mortgagor and/or the general partners of Mortgagor, that a rating agency may reasonably require in connection with any such rating and which such rating agency customarily requires in connection with commercial loan ratings for similar properties, provided that Mortgagor shall not be required to incur additional expense or liability in connection with rating the Loan. The form of such financial statements shall be acceptable to such rating agency and to Mortgagee.

2.7  FURTHER ASSURANCES.  Mortgagor will do all acts necessary to keep valid
     ------------------
     and effective the lien of this Mortgage and to carry into effect its objectives and to protect the lawful owner of the Note and the other Obligations. Mortgagor at any time upon the reasonable request of Mortgagee, will at it sole expense, execute, acknowledge and deliver all such additional papers and instruments (provided that any such additional papers and instruments will reflect the limitation of personal liability contained in Section 7.30 hereof) and perform all such further acts as may
                  ------------
     be reasonably necessary to perform the Obligations and, as Mortgagee deems reasonably necessary, to preserve the priority of the lien of this Mortgage or to carry out the purposes of the Loan Documents, provided that the same shall not diminish Mortgagor's rights or increase Mortgagor's Obligations hereunder or under any of the Loan Documents. Without limiting the generality of the foregoing, Mortgagor will promptly and, insofar as not contrary to applicable law, at Mortgagor's own expense, execute, record, rerecord, file and re-file in such offices, at such times and as often as may be necessary, this Mortgage, additional mortgages or deeds of trust, and every other instrument in addition to or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the liens, encumbrances and security interests intended to be created by the Loan Documents and the rights and remedies of Mortgagee thereunder. Upon request by the Mortgagee, Mortgagor will promptly supply evidence of fulfillment of the foregoing acts and assurances.

2.8  DEFENSE OF TITLE AND LITIGATION.  Mortgagor will forever warrant and defend
     -------------------------------
     its title to the Property and the validity, enforceability and priority of the lien and security interests created hereby against the claims and demands of all Persons. If the lien or security interests created by this Mortgage or any of the other Loan Documents, or the validity, enforceability or priority thereof, or title or any of the rights of Mortgagor or Mortgagee in or to the Property, shall be endangered or questioned, or shall be attacked directly or indirectly, or if any action or proceeding is instituted against Mortgagor or Mortgagee with respect thereto, Mortgagor will promptly notify Mortgagee thereof and will diligently use its best efforts to cure any defect so asserted. In so doing, Mortgagor will take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation and, subject to Mortgagee's approval, the compromise, release or discharge of any and all adverse claims. Mortgagee (whether or not named as a party to such actions or proceedings) is entitled (but shall not be obligated) to take such additional steps as it may deem necessary or proper for the defense of any such action or proceeding or the protection of the lien, security interest, validity, enforceability or priority of this Mortgage or any other Loan Document or of such title or rights, including the employment of counsel, the prosecution or defense of litigation, the compromise, release or discharge of such adverse claims and the removal of such prior liens and security interests.

2.9  INSPECTION OF PROPERTY.  Mortgagor hereby grants to Mortgagee, its agents,
     ----------------------
     employees, consultants and contractors, the right, subject to the rights of tenants under the Leases, to enter upon the Property, at all reasonable times and upon reasonable notice, for the purpose of making any and all inspections, reports, inquiries reviews and tests (such tests to be undertaken by Mortgagee at Mortgagee's cost) only after an Event of Default has occurred), as Mortgagee (in its sole and absolute discretion) deems necessary to assess the then current condition of the Property, or for the purpose of performing any of the other acts Mortgagee is authorized to perform hereunder or under the Hazardous Substances Agreement. Mortgagor will cooperate with Mortgagee to facilitate such entry and the accomplishment of such purposes.

2.10 TAX AND INSURANCE DEPOSITS.
     --------------------------

     A. Mortgagee may, at any time after (i) an Event of Default has occurred (whether or not subsequently waived or then-existing), or (ii) the Debt Service Coverage as determined by Mortgagee falls below 1.1 to 1.0, require for the balance of the term of the Note that Mortgagor deposit with Mortgagee or any service or financial institution designated by Mortgagee pursuant to PARAGRAPH 2.10.F. hereof (collectively, "Depository"),
                 ------------------
     monthly, one-twelfth (1/12) of the annual Impositions and the premiums for all insurance policies required hereunder, and Mortgagor will make all such required deposits; Mortgagor will also deposit with the Depository a sum of money which, together with the aforesaid monthly installments, will be sufficient to make each of said payments of Impositions and, if required, premiums at least thirty (30) days before such payments are due. If the amount of any such payments is not ascertainable at the time any such deposit is required to be made, the deposit will be made on the basis of Mortgagee's reasonable estimate thereof, and, when such amount is fixed for the then-current year, Mortgagor will promptly deposit any deficiency with the Depository. Notwithstanding the foregoing, in the event that monthly deposits on account of Impositions become due under clause (ii), above, Mortgagee shall notify Mortgagor of the same, and, if Mortgagor does not deposit such Impositions with Depository within thirty (30) days after Mortgagee's notice, Guarantor shall be deemed to have assumed personal liability for the payment of all Impositions. At any time after Guarantor has been deemed to assume such personal liability, Mortgagor and Guarantor shall have the right to deposit the Impositions with Depository and, thereafter, Guarantor shall no longer be personally liable for the Impositions until such time as Mortgagor again fails to pay Impositions as above promised.

     B. All funds so deposited will, until so applied, constitute additional security for the Obligations, will be held by the Depository without interest (except to the extent required under applicable law), and may be commingled with other funds of the Depository. Provided that no Event of Default shall exist, all such funds will be applied in payment of the annual Impositions and insurance premiums, but only to the extent that the Depository shall have such funds on hand. Notwithstanding the foregoing, Depository shall have no obligation to use said funds to pay (i) any of the annual Impositions and insurance premiums unless Mortgagor shall have furnished the Depository with the bills or invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before said policies of insurance lapse, as the case may be, (ii) any installment of Impositions prior to the last day on which payment thereof may be made without penalty or interest, or (iii) any insurance premium prior to the due date thereof, provided however, that if any penalty, interest, or additional charges are incurred as a result of Mortgagor's failure to provide bills or invoices as above required, Mortgagor shall provide Depository with any additional funds required, and Depository shall pay the annual Impositions plus any interest or penalty. If an Event of Default shall exist (whether or not the Obligations have been accelerated as herein provided), all funds so deposited may, at Mortgagee's option, be applied to the Obligations in the order determined by Mortgagee, including the unperformed Obligation which resulted in the then existing Event of Default, or to pay the Impositions and insurance premiums as provided above. In no event shall Mortgagor be entitled to claim any credit against the principal and interest due under the Note for any payment or deposit for taxes or insurance, unless Mortgagor applies the same to principal and/or interest after an Event of Default.

     C. Mortgagee, in making any payment authorized by this Mortgage (i) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiring into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, or (ii) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiring as to the validity or amount of any claim or lien which may be asserted.

     D. Upon an assignment or other transfer of this Mortgage, the Depository shall have the right to pay over the balance of such deposits in its possession to the assignee or other successor, and the Depository and Mortgagee shall thereupon be completely released from all liability with respect to such deposits. In such event, Mortgagor and any successor owner of the Property shall look solely to the assignee or transferee with respect to such deposits. This provision shall apply to every transfer of such deposits to a new assignee or transferee.

     E. Subject to the restrictions on Transfers herein, transfer of record title to the Premises and any other Property shall automatically transfer to the new owner the beneficial interest in any deposits under this PARAGRAPH 2.10. Upon full payment and satisfaction of the Note or, at
     --------------
     Mortgagee's option, at any prior time, the balance of such amounts in the Depository's possession shall be paid over to the record owner of the Property, and no other party shall have any right or claim thereto.

     F. At Mortgagee's request, Mortgagor agrees to make the aforesaid deposits in an account with such service or financial institution as Mortgagee may from time to time designate in lieu of Mortgagee, and the reasonable fees and costs of such institution shall be borne by Mortgagor.

2.11 TAX SERVICE CONTRACT.  Throughout the term of the Loan, Mortgagee will
     --------------------
     purchase tax service contracts issued by a tax reporting agency satisfactory to Mortgagee to monitor the payment of all real estate taxes and assessments relating to the Property, and Mortgagor shall pay to Mortgagee a one-time fee not to exceed $6,600.00 to cover the cost of such service.

2.12 ZONING AND OTHER TITLE MATTERS.  Mortgagor will not, without the prior
     ------------------------------
     written consent of Mortgagee, (i) suffer, permit, initiate, support, join in, or consent to any change in the current use of the Premises or in any zoning ordinance, private restrictive covenant, assessment proceedings or other public or private restriction limiting or restricting the uses that may be made of the Premises or any part thereof, (ii) change the boundaries of the Premises, or initiate, support, join in or consent to the annexation of the Premises to any municipality, (iii) impose any restrictive covenants or encumbrances upon the Premises or otherwise modify, amend or supplement, or do anything that may result in the modification, amendment or supplementation of, the Permitted Exceptions, or (iv) permit the Premises to be used by the public or any Person in such manner as to make possible a claim of adverse usage or possession or of any implied dedication or easement by prescription.

2.13 DUE ON SALE OR ENCUMBRANCE.
     --------------------------

     A. Except as expressly permitted below, Mortgagor will not cause, allow, or permit a Transfer without the prior written consent of Mortgagee, which consent may be withheld for any reason or no reason, or given conditionally, in Mortgagee's sole and absolute discretion. If a Transfer occurs without the foregoing consent of Mortgagee, then such event shall constitute an Event of Default under the Loan Documents and the entire balance of the Loan, including all accrued interest and any other sums secured hereby, together with the Prepayment Premium (as defined in the
     Note) shall become immediately due and payable. Any permitted transferee shall, as a condition of the effectiveness of any consent or waiver by Mortgagee hereunder, assume all of Mortgagor's obligations and rights under the Loan Documents (including the limitation of personal liability) and agree to be bound thereby. Unless the provisions of SECTION B(VIII),
                                                          ---------------
     below, are satisfied, such assumption shall not, however, release Mortgagor or any Principal Party from any liability under the Loan Documents. This provision shall not apply to transfers of title or interest under any will, applicable law of descent, or transfers of limited partnership interests. Consent to any Transfer by Mortgagee shall not be deemed a waiver of Mortgagee's right to require such consent to any further or future Transfers.

     B. Notwithstanding the foregoing, if no Event of Default, or event which with the passage of time or the giving of notice or both would constitute an Event of Default, has occurred and is continuing, Mortgagee agrees, upon written request of Mortgagor, to consent to one and only one transfer of the entire Property (including all parcels and related collateral for the Loan) if:

     (i) any proposed transferee of the Property (or a guarantor of the recourse carveouts following such transfer) is a person which is reasonably satisfactory to Mortgagee; and

     (ii) after the transfer, the Property will be managed by transferee, if such transferee has management experience, or by a manager approved by

     Mortgagee, pursuant to a management agreement for a term and on terms approved by Mortgagee; and

     (iii) at the time of transfer the Loan to Value Ratio (as hereinafter defined) does not exceed 59.5%; and

     (iv) Mortgagee has received thirty (30) days prior written notice from Mortgagor of the proposed transfer; and

     (v) Mortgagor has paid Mortgagee a servicing fee (not to exceed $10,000) for consideration by Mortgagee of the request at the time Mortgagor makes such request, which shall be deemed earned by Mortgagee even if such request is denied, and an additional fee (against which said servicing fee shall be credited) equal to one-half percent (0.5%) of the outstanding principal balance of the Loan at the time of the transfer; and

     (vi) at Mortgagee's option, Mortgagee has received an endorsement to Mortgagee's title policy at Mortgagor's expense, which endorsement states that the Mortgage remain a first and prior lien against the Property; and

     (vii) Debt Service Coverage (as hereinafter defined) is equal to or greater than 1.63 to 1.00 for the preceding twelve (12) month period, and Mortgagee has no reason to believe that such Debt Service Coverage will not be maintained for the next succeeding twelve (12) months; and

     (viii) any transferee of the Property expressly assumes the indebtedness under the Note and all other obligations under the Loan Documents (subject to the limitation on liability set forth in PARAGRAPH 7.30 below), pursuant
                                                 ---------------
     to documents satisfactory in form and substance to Mortgagee, and following any transfer of the Property, Guarantor (or a substitute guarantor) has GAAP net worth (plus accumulated depreciation) reasonably satisfactory to Mortgagee and affirms or reaffirms its obligations to Mortgagee under the Loan Documents by documentation in form and substance satisfactory to Mortgagee (at which time Guarantor will be released from further liability); and

     (ix) the transferee executes such documents as may required by Mortgagee to perfect or maintain perfection of a first priority security interest in the Personalty; and

     (x) Mortgagee has received copies of all documents evidencing such transfer and reasonably approved the form and content of all such documents, and Mortgagee is furnished with a certified copy of the recorded transfer document; and

     (xi) such transfer is permitted under the provisions of the ERISA Certificate and Indemnification Agreement; and

     (xii) Mortgagor pays all reasonable costs and expenses incurred by Mortgagee in connection with such transfer, including all legal, accounting, title insurance and appraisal fees, whether or not such transfer is actually consummated.

The term "Loan to Value Ratio" shall mean the ratio of (x) the aggregate principal balance of all debt against the Property to (y) the purchase price of the Property.

The term "Debt Service Coverage" shall mean a ratio calculated by dividing (1) net operating income ("NOI") by (2) total annual debt service ("TADS"). NOI is the gross annual income realized from operations of the Premises for the applicable twelve (12) month period, subtracting therefrom all necessary and ordinary operating expenses (both fixed and variable) for such twelve (12) month period (assuming the Premises are ninety percent (90%) leased and occupied if the actual leasing status of the Premises are less than ninety percent (90%), including, but not limited to, utilities, administrative, cleaning, landscaping, security, repairs and maintenance, ground rent payments, management fees, real estate and other taxes, assessments and insurance, but excluding therefrom deductions for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures and other similar non-cash items. Gross income shall not be anticipated for any greater time period than that approved by generally accepted accounting principles nor shall ordinary operating expenses be prepaid. Documentation of NOI and expense shall be certified by an officer of Mortgagor with detail satisfactory to Mortgagee and shall be subject to the reasonable approval of Mortgagee. TADS shall mean the aggregate debt service payments for any given calendar year on the Loan and on all other indebtedness secured, by a lien on all or any part of the Property.

C. For purposes of this paragraph C, Mortgagor shall include any transferee of the original Mortgagor, pursuant to paragraph B above. Notwithstanding anything contained to the contrary in any other provision of this Mortgage, no default or Event of Default shall be created under any Loan Document as a result of any transfer of (a) the Property to a single-purpose entity legally similar to Mortgagor, or (b) any voting stock of a corporate Mortgagor or a corporate general partner of Mortgagor, or (c) the voting stock of any corporation which is the direct or indirect owner of any of the voting stock of a corporate Mortgagor or of any corporate general partner of Mortgagor, or (d) any beneficial interest in Mortgagor or any interest in any owner of a beneficial interest in Mortgagor, if a trust, or (e) any ownership interest in a limited liability company Mortgagor, or (f) any partnership interest in Mortgagor or in any partnership which is a direct or indirect partner of Mortgagor under any one or more of the following circumstances:

     (i)   any transfer resulting from the death of a natural person, or

     (ii) any transfer by a natural person to a spouse, son or daughter or descendant of either, or a stepson or stepdaughter or descendant of either, or

     (iii) any transfer by a natural person in connection with bona fide estate planning, or

     (iv) any transfer to Guarantor or to Overseas Partners, Ltd. or to any entity controlling, controlled by or under common control with Guarantor, Overseas Partners, Ltd. or Mortgagor, or to any combination of the foregoing.

2.14 NO COOPERATIVE OR CONDOMINIUM.  Mortgagor will not operate the Premises or
     -----------------------------
     permit the Premises to be operated as a cooperative or condominium or otherwise such that the tenants or other occupants thereof participate in ownership, control, or management of the Premises or any part thereof, as tenant stockholders or otherwise.

2.15 INSURANCE.
     ---------

     A. Mortgagor, at its sole cost and expense, will keep and maintain for the mutual benefit of Mortgagor and Mortgagee the following policies of insurance and shall faithfully comply with the provisions thereof: (i) insurance against loss or damage to the Property by fire and other risks covered by insurance commonly known as "all risk" coverage for real and personal property, including endorsements for loss by flood if all or part of the Premises are located within a federal or state designated flood hazard zone or other flood zone area, "extra expense" coverage and "agreed amount" coverage, and protection against such other risks or hazards as Mortgagee from time to time reasonably may designate, in an amount equal to one hundred percent (100%) of the then current "full replacement cost" of the Improvements, the Fixtures and the other Personalty, without deduction for physical depreciation; (ii) rental loss insurance against loss of income in an amount equal to at least twelve (12) months' base and additional rental, including charges for taxes, insurance, utilities and other operating expense reimbursements or "pass-throughs" at then current income levels; (iii) commercial general liability insurance for bodily injury or death or property damage occurring in, upon or about, or resulting from, the Premises or any other Property, or any street, drive, sidewalk, curb or passageway adjacent thereto (but such coverage or the amount thereof shall in no way limit the indemnifications in this Mortgage and other Loan Documents), with a combined single limit in such amounts as are reasonably approved by Mortgagee; (iv) "builders risk" insurance during the period of any construction, repair, replacement, renovation or alteration of the Improvements, in such amounts as are reasonably approved by

     Mortgagee; (v) boiler and machinery insurance; and (vi) such other insurance, and in such amounts, as may from time to time be reasonably required by Mortgagee.

     B. All policies of insurance required by this Mortgage (i) shall be prepaid annually and otherwise satisfactory in form, substance and amount to Mortgagee and written with an insurance company rated as "B+/Xll" or better in Best's Insurance Reports, (ii) shall name Mortgagee as an additional insured as its interest may appear, (iii) shall contain a Standard Mortgagee clause acceptable to Mortgagee and a waiver of subrogation rights by the insurer, (iv) shall contain an agreement by the insurer that such policy shall not be amended or canceled without at least thirty (30) days' prior written notice to Mortgagee, and (v) shall contain such other provisions as Mortgagee deems reasonably necessary or desirable to protect its interests. No approval by Mortgagee of any insurer shall be construed to be a representation, certification or warranty of its solvency and no approval by Mortgagee as to the amount, type and/or form of any insurance shall be construed to be a representation, certification or warranty of its sufficiency.

     C. In the event a blanket policy is submitted to satisfy Mortgagor's obligations under this PARAGRAPH 2.15, in addition to such other
                            --------------
     requirements set forth herein, Mortgagor shall deliver to Mortgagee a certificate from such insurer indicating that Mortgagee is an insured under such policy and designating the amount of such insurance applicable to the Property.

     D. Mortgagor will furnish evidence, satisfactory to Mortgagee, that (i) all insurance requirements (including provisions for waivers of subrogation) set forth in the Leases or any other agreements affecting the Property shall have been satisfied by each party thereto, (ii) Mortgagor's insurance coverage is sufficient (assuming the total destruction of the Property) to permit Mortgagor to rebuild the Improvements (including basic tenant improvements) and to replace Personalty (including the Fixtures) in such a manner as to enable the Property to be operable and rentable as it is currently rented and operated, and (iii) each tenant, required by the terms of its Lease to maintain insurance on its leased premises, has caused Mortgagee to be named as an additional insured or loss payee under such insurance policies.

     E. Self-insurance (other than the applicable deductibles approved by Mortgagee) shall not satisfy the requirements of this PARAGRAPH 2.15.
                                                           --------------

     F. All of Mortgagor's right, title and interest in and to all policies of insurance and any unearned premiums thereon are hereby assigned (to the fullest extent assignable) to Mortgagee, and in the event of foreclosure of this Mortgage, transfer pursuant to power of sale hereunder or other transfer of title or assignment of the Premises and the other Property, all right, title and interest of Mortgagor in and to all policies of insurance required hereunder or otherwise then in force with respect thereto and all proceeds payable thereunder and any unearned premium thereon shall immediately vest in the purchaser or other transferee of the Property.

     G.  Upon expiration of any policy furnished pursuant to this PARAGRAPH
                                                                  ---------
     2.15, Mortgagor shall provide Mortgagee with certificates of renewal
     ----
     policies together with evidence satisfactory to Mortgagee of Mortgagor's payment of the applicable premiums.

     H. Mortgagor for itself, and on behalf of its insurers, hereby releases and waives any right to recover against Mortgagee on account of any liability for: (i) any loss or damage to property, including the property of any tenant or licensee of the Property; (ii) any loss or damage to the Improvements; (iii) any other direct or indirect loss or damage caused by fire or other risks, which loss or damage is covered by the insurance required to be carried hereunder by Mortgagor, or is otherwise insured or required to be insured; or (iv) claims arising by reason of any of the foregoing, irrespective of any negligence on the part of Mortgagee which may have contributed to such loss or damage.

2.16 ESTOPPEL CERTIFICATES.  Mortgagor, within ten (10) business days after
     ---------------------
     Mortgagee's request, shall furnish to Mortgagee a written statement, duly acknowledged, certifying to Mortgagee and/or any proposed assignee or participant of the Loan as to (i) the outstanding amount of the Indebtedness, (ii) the terms of payment and maturity date of the Indebtedness, (iii) the date to which interest has been paid under the Note, (iv) to the best of Mortgagor's knowledge, whether any offsets or defenses exist against the Obligations and, if any are alleged to exist, a detailed description thereof, (v) that, to the best of Mortgagor's knowledge, all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications), (vi) the date to which the rent, additional rent and other charges thereunder have been paid, (vii) whether or not, to the best knowledge of Mortgagor, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, and (viii) as to any other matters reasonably requested by Mortgagee and reasonably related to the Leases, the Indebtedness, the Obligations, the Property or this Mortgage or other Loan Documents. Mortgagee, within ten (10) business days after Mortgagor's request, shall furnish to Mortgagor, a written statement, duly acknowledged, certifying to Mortgagor (a) the outstanding amount of the Indebtedness, (b) the terms of payment and maturity date of the Indebtedness, (c) the date to which interest has been paid under the Note, (d) whether, to the best of Mortgagee's knowledge, any offsets or defenses exist against the Obligations and, if any are alleged to exist, a detailed description thereof, and (e) whether, to the best of Mortgagee's knowledge, there are any Events of Default hereunder or under any of the Loan Documents.

2.17 HAZARDOUS MATERIALS.
     -------------------

     A.  Hazardous Wastes and Substances.  At its sole cost and expense,
         -------------------------------
     Mortgagor and Guarantor shall comply with all federal, state and local laws, rules, regulations and orders with respect to the discharge, generation, removal, transportation, storage and handling of hazardous or toxic wastes or substances, pay immediately when due the cost of removal of any such wastes or substances, and keep Property free of any lien imposed pursuant to such laws, rules, regulations and orders. In the event Mortgagor or Guarantor fails to do so, and such failure shall continue for ten (10) days after notice from Mortgagee, Mortgagee may declare this Mortgage to be in default. In addition, Mortgagor hereby grants Mortgagee and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, at all reasonable times and upon reasonable notice, to enter the Property to inspect, and (upon the expiration of the applicable cure period under this Mortgage) conduct testing and remove the hazardous wastes or substances. The costs of such inspection, testing and removal shall immediately become due to Mortgagee and shall be secured by this Mortgage. Mortgagor and Guarantor, jointly and severally, shall indemnify Mortgagee and hold Mortgagee harmless from and against all loss, liability, damage, claim, judgment, cost and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee of any claim relating to the presence or removal of any hazardous waste or substance referred to in this PARAGRAPH 2.17.A., or compliance with any
                                   -----------------
     federal, state or local laws, rules, regulations or orders relating thereto, provided, however, that this indemnity shall not apply if Mortgagor can conclusively prove that (A) the contamination of the Property was caused solely by actions, conditions, or events that occurred after the date that Mortgagee (or any purchaser at a foreclosure sale) actually acquired title to the Property and (B) the contamination of the Property was not caused by the direct or indirect actions of Mortgagor, any partner(s) or Mortgagor, any member(s). of Mortgagor, or any agent of Mortgagor. These provisions shall survive any termination, satisfaction or foreclosure of this Mortgage and shall not be subject to the limitations on personal liability described in Section 7.30 of this Mortgage.

     B.  Asbestos.  Neither Mortgagor nor Guarantor shall install or permit to
         --------
     be installed on the Property friable asbestos or any substance containing asbestos and deemed hazardous by federal, state or local laws, rules, regulations or orders respecting such material. With respect to any such material currently present on the Property, Mortgagor and/or Guarantor shall promptly comply with such federal, state or local laws, rules, regulations or orders at Mortgagor's and/or Guarantor's expense. If Mortgagor or Guarantor shall fail to comply, Mortgagee may declare this Mortgage to be in default. In addition, Mortgagor hereby grants Mortgagee and its employees and agents an irrevocable and non-exclusive license subject to the rights of tenants, at all reasonable times and upon reasonable notice, to enter the Property to inspect, and

     (upon the expiration of the applicable cure period under this Mortgage) conduct testing and remove friable asbestos or substances containing asbestos and deemed hazardous by federal, state or local laws, rules, regulations or orders respecting such material. The costs of such inspection, testing and removal shall immediately become due to Mortgagee and shall be secured by this Mortgage. Mortgagor and Guarantor, jointly and severally, shall indemnify Mortgagee and hold Mortgagee harmless from and against all loss, liability, damage, claim, judgment, cost and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with

     (i) the assertion against Mortgagee of any claim relating to the presence or removal of any asbestos substance referred to in this PARAGRAPH 2.17.B.,
                                                              ------------------
     or (ii) compliance with any federal, state or local laws, rules, regulations or orders relating thereto.

     C.  The indemnities in SUBPARAGRAPHS A. and B. above shall survive any
                            -----------------
     termination, satisfaction or foreclosure of this Mortgage and shall not be subject to the limitation on personal liability described in the Note or in PARAGRAPH 7.30 hereof.
     ---------------

2.18 ERISA.  Mortgagor and Guarantor hereby represent and warrant that Mortgagor
     -----
     is not an "employee benefit plan" (within the meaning of section 3(3) of ERISA) to which ERISA applies, and Mortgagor's assets do not constitute assets of any such plan.

2.19 LEASES.
     ------

     A. Mortgagor shall have the right to do the following with respect to existing Leases and new Leases affecting the Property: (a) Mortgagor may terminate any Lease (other than the Lease of a Major Tenant or a tenant leasing more than 24,000 square feet) which is in default; (b) Mortgagor may amend any Lease (other than the Lease of a Major Tenant or a tenant leasing more than 24,000 square feet) provided the amendment does not (i) increase the obligations of the landlord, (ii) decrease or accelerate the rent, or (iii) decrease the term; and (c) Mortgagor may enter into new Leases (or renew existing Leases) for premises of 24,000 square feet or less provided each Lease satisfies the minimum leasing requirements in Subparagraph B. of this PARAGRAPH 2.19 and is on Mortgagor's standard form
     ----------------        ---------------
     lease (approved by Mortgagee) with no modifications that increase the obligations of the landlord. Except as expressly provided in this PARAGRAPH 2.19 (or after obtaining Mortgagee's prior written consent),
     ---------------
     Mortgagor shall not (i) amend or modify any Lease, (ii) extend or renew (except in accordance with the existing Lease provisions, if any) any Lease (iii) terminate or accept the surrender of any Lease except in accordance with the terms of any Lease approved or deemed approved by Mortgagee, (iv) enter into any new Lease of the Property, or (v) accept any prepayment of rent more than thirty (30) days in advance, termination fee, or any similar payment.

B.  Minimum Leasing Requirements:  All new Leases covering the Property entered
    -----------------------------
into prior to obtaining Mortgagee's prior written consent shall be third-party, arm's-length leases, and shall satisfy the following conditions:

     (i) Term: The minimum term of new Leases (original or renewal) shall be not less than 24 months (excluding Tenants under 2000 square feet).

     (ii) Rental Basis: Each new Lease must be on a net rental basis with monthly payments, with all utilities appropriately charged to tenants, and with tenants to pay for all nonstructural repairs to the leased premises and the tenant's pro rata share of all taxes, insurance, and common area operating and maintenance costs.

     (iii) Minimum Rentals (without offsets, deductions, or concessions): The minimum rental for all space in the Premises shall be not less than $8.00 per square foot per year, and for gross rental, not less than $8.00 per square foot per year in excess of the base year amount or dollar stop.

C. Mortgagee agrees to provide subordination non-disturbance and attornment agreements if requested by Mortgagor if: (i) the lease meets all of the terms in the leasing guidelines or was otherwise approved by Mortgagee, (ii) the request is accompanied by payment to Mortgagee of Mortgagee's customary service fee as established by Mortgagee from time to time, but no fee shall be required for the first request each calendar year and, (iii) the subordination non-disturbance and attornment agreement is in form and substance satisfactory to Mortgagee.


                     ARTICLE 3 CASUALTIES AND CONDEMNATION

3.1  CASUALTIES AND INSURANCE PROCEED
     --------------------------------

A. In the event of any damage to or loss or destruction of the Property, Mortgagor will promptly notify Mortgagee of such event and take such steps as shall be necessary to preserve any undamaged portion of the Property. If, pursuant to PARAGRAPH 3.1.B, hereof, the insurance proceeds are applied to the
            ---------------
restoration, replacement or rebuilding of the Property (but regardless of whether such insurance proceeds, if any, shall be sufficient for the purpose), Mortgagor will promptly commence and diligently pursue to completion the restoration, replacement and rebuilding of the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction, all in accordance with plans and specifications approved by Mortgagee and with the remaining provisions of this PARAGRAPH 3.1.
                                                    -------------

B. In the event that all or any portion of the Property is damaged, destroyed or lost, and such damage, destruction or loss is covered, in whole or in part, by insurance required under this Mortgage or otherwise maintained by Mortgagor, then (i) Mortgagor shall notify its insurance company of any damage within five
(5) days after any such damage and make proof of loss within thirty (30) business days after such damage, destruction, or loss and is hereby entitled to settle, adjust or compromise any claims for damage, destruction or loss thereunder (except that, if an Event of Default exists, Mortgagee may, but shall not be obligated to, make such proof of loss and settle any claims in connection therewith), and (ii) all proceeds payable to Mortgagor thereunder will be delivered to Mortgagee and, accordingly, each insurance company concerned is hereby authorized and directed to make payment therefor directly to Mortgagee, provided, however, if rental loss insurance is always paid on a monthly basis, sufficient funds from the rental loss insurance shall be paid to Mortgagor to pay operating expenses of the Property and debt service to Mortgagee. Notwithstanding anything contained herein seemingly to the contrary, if the aggregate amount of all claims for damage, destruction or loss is less than Five Hundred Thousand and 00/100 Dollars ($500,000.00) and for so long as no Event of Default has occurred, Mortgagor may independently settle, adjust or compromise such claims with Mortgagee involved as specified above, provided that Mortgagee is promptly notified of any such settlement, adjustment or compromise. In all other cases, Mortgagee shall have the right to apply the insurance proceeds, first, to reimburse Mortgagee for all costs and expenses, including adjustors' and attorneys' fees and disbursements, incurred in connection with the collection of such proceeds, and, second, at Mortgagee's option, to pay all or any part of the Indebtedness, whether or not then due and payable, in the order and manner determined by Mortgagee, or to the cure of any then current default hereunder, or to the restoration, replacement or rebuilding, in whole or in part, of the portion of the Property damaged, destroyed or lost, provided that any insurance proceeds held by Mortgagee to be applied to the restoration, replacement or rebuilding of the Property shall be so held and shall be paid out from time to time upon compliance by Mortgagor with such provisions and requirements as may be imposed by Mortgagee. To the extent that any Indebtedness shall remain outstanding after such application of proceeds, the unpaid Indebtedness will continue in full force and effect and Mortgagor will not be excused in the payment thereof. If such proceeds are insufficient to effect the complete restoration, replacement or rebuilding of the Property, Mortgagee may at its option declare the balance of the Indebtedness to be due and payable forthwith and avail itself of any of the remedies provided herein or in any of the other Loan Documents. If Mortgagor shall have received all or any portion of such insurance proceeds or any other proceeds relating to such damage or destruction, Mortgagor, upon demand from Mortgagee, will pay to Mortgagee an amount equal to the amount so received by Mortgagor, to be applied by Mortgagee in accordance with this PARAGRAPH 3.1.B. Notwithstanding anything herein or at
                        ---------------
law or in equity to the contrary, none of the insurance proceeds or payments in lieu thereof paid to Mortgagee as herein provided shall be deemed trust funds and Mortgagee shall be entitled to dispose of such proceeds as provided herein. Mortgagor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Property, from any casualty whatsoever, whether or not insurable or insured against.

C.   Anything in this PARAGRAPH 3.1 to the contrary notwithstanding, in the
                      -------------
event of an insured loss, Mortgagee will permit the application of insurance proceeds to restoration of the Property to as good or better condition as existed prior to the damage, destruction or loss, in accordance with plans and specifications approved by Mortgagee in its reasonable discretion, if: (i) the amount of the loss does not exceed Twenty Million and 00/100 Dollars ($20,000,000.00) or as otherwise approved by Mortgagee; (ii) no Event of Default, or event which with the passage of time or the giving of notice or both would constitute an Event of Default, has occurred or is continuing beyond any applicable cure periods at the time of such application; (iii) no insurer denies liability to any named insured; (iv) leases which are terminated or terminable as a result of such damage, destruction or loss do not include any Leases to Major Tenants and cover an aggregate rentable square footage of less than fifty thousand (50,000) square feet in the Improvements, provided however, that if Mortgagor obtains waivers from any tenants whose leases are terminable as a result of such damage, those leases shall not be included when calculating the maximum aggregate square footage allowed as above stated, and; (v) rental loss insurance is available and in force and effect to offset fully any abatement of rent to which any tenants of the Premises may be entitled as a result of such damage, destruction or loss; (vi) in Mortgagee's sole judgment, restoration can be completed within one year after the damage, destruction or loss and at least two ears before the maturity of the Note; (vii) Mortgagor shall have entered into a general construction contract acceptable in all respects to Mortgagee for restoration, which contract must, among other things, include a provision for retainage of not less than ten percent (10%) until complete restoration is achieved, and a final completion date which is at least two years before the maturity of the Loan; and (viii) in Mortgagee's reasonable judgement, the security for the Loan must not have been in any other manner materially impaired as a result of such damage, destruction or loss. In the event that Mortgagee does not permit the application of the proceeds or other payment to the restoration of the Property, Mortgagor shall have the right to repay the Loan without Prepayment Premium.

D.   If Mortgagee elects or is obligated pursuant to PARAGRAPH 3.1.B. or
                                                     ----------------
PARAGRAPH 3.1.C. hereof to apply insurance proceeds to the restoration of the
-----------------
Property, the proceeds shall be disbursed pursuant to a disbursement procedure established by Mortgagee, which may include, at Mortgagee's election, use of a disbursing agent ("Depository") selected by Mortgagee. The costs and expenses of the disbursement procedure, including the fees and expenses of the Depository, shall be paid by Mortgagor. Mortgagor will immediately, upon demand by Mortgagee, from time to time deposit with Mortgagee or Depository, in a mutually acceptable interest-bearing account, such amounts in excess of the amount from time to time on deposit as may be necessary to complete such restoration in Mortgagee's sole judgment and such amounts shall be the first to be disbursed by Mortgagee hereunder. Under no circumstance will the Mortgagee be obligated to make any portion of the proceeds available for restoration unless at the time of the request for any disbursement it has determined in its reasonable discretion that the restoration can be completed at a cost (which cost shall include all payments coming due under the terms of the Loan) which does not exceed the aggregate of the remaining proceeds and any funds deposited with Mortgagee by Mortgagor. If Mortgagor shall fail to timely complete the restoration of the Property as determined by Mortgagee in its sole discretion, or if an Event of Default occurs prior to full disbursement of the insurance proceeds, any undisbursed portion may, at Mortgagee's option, be applied to the Indebtedness, whether or not then due and in any order of priority, and such application shall be deemed a prepayment of the Indebtedness.

E. The proceeds, including any loss of rental income insurance proceeds which have been deposited with Mortgagee or which the carrier has acknowledged to be payable, and any additional funds deposited by Mortgagor with Mortgagee, shall constitute additional security for the Loan. Mortgagor will execute, deliver, file and/or record, at its own expense, such documents and instruments as Mortgagee may require to grant to Mortgagee a perfected, first priority security interest in such proceeds and additional funds.

3.2  CONDEMNATION.
     ------------

     A. Promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Property, or any part or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Property (including any change in any street, whether as to grade, access or otherwise), or any part thereof or interest therein, Mortgagor will notify Mortgagee of the threat or pendency thereof. Mortgagee may participate in any such proceedings (but shall not be obligated to do so), the cost of which, including the reasonable fees and expenses of attorneys and agents selected by Mortgagee, shall be borne by Mortgagor. Mortgagor from time to time will execute and deliver to Mortgagee all instruments requested by Mortgagee or as may be required to permit such participation. Mortgagor will, at its expense, diligently prosecute any such proceeding, will deliver to Mortgagee copies of all papers served in connection therewith and will consult and cooperate with Mortgagee, its attorneys and agents, in the carrying on and defense of any such proceeding; provided that no settlement of any such proceeding will be made by Mortgagor without Mortgagee's prior written consent.

     B. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation, and all judgments, decrees and awards for injury or damage to the Property are hereby assigned and shall be paid to Mortgagee. Mortgagor will execute and deliver such further assignments thereof as Mortgagee may request and authorizes Mortgagee to collect and receive the same, to give receipts and acquittances therefor and to appeal from any such judgment, decree or award. Mortgagee shall in no event be liable or responsible for failure to collect, or to exercise diligence in the collection of, any of the same, or be obligated to question the amount of the same.

     C. Mortgagee will apply any proceeds, judgments, decrees or awards referred to in PARAGRAPH 3.2.B. hereof, first to reimburse Mortgagee for
                    ---------------
     all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in connection with the proceeding in question and any appeal therefrom or in the collection of such amounts, and, second, to apply the remainder thereof as provided in PARAGRAPH 3.1.B. hereof for
                                                ---------------
     insurance proceeds held by Mortgagee. If, pursuant to those provisions, Mortgagee applies such proceeds, judgments, decrees or awards to the restoration, replacement or rebuilding of the affected Property, Mortgagor will restore, replace or rebuild the Property in accordance therewith. If Mortgagor receives all or any portion of such proceeds, judgments, decrees or awards, Mortgagor, upon demand from Mortgagee, will pay to Mortgagee an amount equal to the amount so received by Mortgagor, to be applied by Mortgagee pursuant to this PARAGRAPH 3.2. Notwithstanding anything herein
                                -------------
     or at law or in equity to the contrary, none of the proceeds, judgments, decrees or awards or payments in lieu thereof paid to Mortgagee as herein provided will be deemed trust funds and Mortgagee will be entitled to dispose of such proceeds as provided in this PARAGRAPH 3.2.
                                                  --------- ---

     D.  Anything in this PARAGRAPH 3.2 to the contrary notwithstanding, in the
                          --------------
     event of a partial taking, Mortgagee will permit the application of any condemnation award or other payment to the restoration of the Property (including, but not limited to, parking, drives, recreational areas, sidewalks and landscaping) to as good or better condition as theretofore existed, in accordance with plans and specifications approved by Mortgagee in its reasonable discretion, if: (i) such taking involves less than five percent (5%) of the rentable square feet in the Improvements and less than five percent (5%) of the parking spaces, and does not affect access to the Property (or any part thereof) from any public right-of-way or as otherwise approved by Mortgagee; (ii) no Event of Default, or event which with the passage of time or the giving of notice or both would constitute an Event of Default, has occurred or is continuing at the time of such application;
     (iii) Leases which are terminated or terminable as a result of such damage, destruction or loss do not include any Leases to Major Tenants and cover an aggregate rentable square footage of less than five percent (5%) of the total rentable square footage in the Improvements immediately before such damage, destruction or loss; (iv) the remaining Property continues at all times to comply with all applicable Laws and Restrictions; and (v) in Mortgagee's sole judgment, (a) restoration is practicable and can be' completed within one year after the taking and at least two years prior to the maturity of the Note, and (b) the Property will be economically viable after restoration. In the event that Mortgagee does not permit the application of the condemnation award or other payment to the restoration of the Property, Mortgagor shall have the right to repay the Loan without Prepayment Premium.



     E. Notwithstanding any condemnation, taking or other proceeding referred to in this PARAGRAPH 3.2 causing injury to or decrease in value of the
                -------------
     Premises or any interest therein, Mortgagor will continue to timely pay and perform the Obligations. The reduction in the Obligations resulting from an application of any proceeds, judgments, decrees or awards, shall be deemed to take effect only on the date Mortgagee actually receives and applies such proceeds, judgments, decrees, or awards against the Obligations. Mortgagee's rights to any such proceeds, judgments, decrees or awards will not be diminished if, before Mortgagee's receipt of the same, the Property shall have been sold through foreclosure of this Mortgage (or pursuant to the power of sale granted hereunder), or shall have been transferred by deed in lieu of foreclosure.

                          ARTICLE 4 EVENTS OF DEFAULT


4.1  EVENTS OF DEFAULT.
     -----------------

     A. It shall constitute an "Event of Default" hereunder if any of the following events shall occur:

         (i) Mortgagor shall fail to perform on the required date any Obligation (a) involving the payment of money other than monthly installments of principal and interest within ten (10) days after notice by Mortgagee, or (b) involving the payment of principal and/or interest under the Note within four (4) days after notice by Mortgagee (the "Monthly Payment Grace Period"), provided however, in the event that Mortgagor shall fail to pay any installment of principal and/or interest due on the Note on the Monthly Due Date (as such term is defined in the Note) more than (i) two (2) times in any twelve month period, or (ii) four (4) times in the aggregate during the term hereof, the Monthly Payment Grace Period shall terminate, and thereafter, upon the failure to pay any installment of principal and/or interest on the Monthly Due Date, Mortgagee shall have the option of declaring all of the Indebtedness to be immediately due and payable;

         (ii) Mortgagor shall fail to timely observe, perform or discharge any non-monetary Obligation, other than a non-monetary Obligation described in any other clause in this Article 4, and any such failure shall
                                     ---------
         remain unremedied for thirty (30) days or such lesser period as may be otherwise specified in the applicable Loan Document (the "Grace Period") after written notice to Mortgagor of the occurrence of such failure; provided, however, that Mortgagee shall extend the Grace Period up to one hundred eighty (180) days if (a) Mortgagee determines in good faith that (A) such default cannot be cured within the Grace Period but can be cured within one hundred eighty (180) days, (B) no lien or security interest created by the Loan Documents shall be impaired prior to the completion of such cure, and
     (C) Mortgagee's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of the Property or Mortgagee's security interest therein, and (b) Mortgagor shall immediately commence and diligently pursue the cure of such default;

     (iii) Mortgagor, as lessor or sublessor, as the case may be, shall assign the Rents without first obtaining the written consent of Mortgagee;

     (iv) default by Mortgagor after the expiration of all applicable grace or cure periods under any agreement to which Mortgagor is a party, other than the Loan Documents, which agreement relates to the borrowing of money by Mortgagor from any Person, and such default might give rise to a Material Adverse Change or adversely affect the security for the Loan, including a default by Mortgagor under the loan documents evidencing or relating to a junior lien on the Property;

     (v) any representation or warranty made by Mortgagor in, under or pursuant to any of the Loan Documents was false in any material respect as of the date on which such representation or warranty was made or deemed remade;

     (vi) any of the Loan Documents shall cease to be in full force and effect or be declared null and void, or shall cease to constitute valid and subsisting liens and/or valid and perfected security interests in and to the Property, or Mortgagor shall contest or deny in writing that it has any further liability or obligation under any of the Loan Documents;

     (vii) the occurrence of a Transfer without the Mortgagee's prior written consent (as required under the provisions of PARAGRAPH 2.13 hereof); or the
                                                  ---------------
     occurrence of any other event which, under the terms of the Loan Documents, would permit Mortgagee to accelerate the Obligations after the expiration of the applicable cure periods, if any;

     (viii) Mortgagor shall fail at any time to satisfy the requirements of PARAGRAPH 2.15 hereof and such failure shall continue for five (5) days
     --------------
     after written notice thereof;

     (ix) any Principal Party shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall have made a general assignment for the benefit of creditors;

     (x) any Principal Party shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking to have an order for relief entered against it as debtor, or seeking appointment of a Receiver for it or for all or any substantial part of its property (collectively, a "Proceeding");

     (xi) any Principal Party shall take any action to authorize any of the actions set forth above in clauses (ix) or (x) above; or

     (xii) any Proceeding shall be commenced against any Principal Party and such Proceeding (1) materially affects the ability of Mortgagor or Guarantor to satisfy the Obligations, (2) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof; (3) remains undismissed for a period of forty-five (45) days, and (4) Debt Service Coverage is 1.0 or less at the time either (2) or (3), above, become applicable.

                               ARTICLE 5 REMEDIES

5.1  ACCELERATION.   Upon the occurrence, and during the continuance of any
     --------------
     Event of Default, Mortgagee may at any time declare all of the Indebtedness to be due and payable and the same shall thereupon become immediately due and payable, together with all payments due in accordance with the terms of the Note, without any further presentment, demand, protest or notice of any kind.

5.2  FORECLOSURE: EXPENSE OF LITIGATION; INDEMNIFICATION.  If an Event of
     ---------------------------------------------------
     Default has occurred and is continuing hereunder, or when the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof with respect to all or any part of the Property, and for such indebtedness or part thereof and pursue all remedies afforded to a mortgagee under all applicable laws. In case of any foreclosure sale of less than all of the Property, Mortgagee shall have the right to foreclose the lien hereof with respect to all or any part of the remaining Property, for any remaining unpaid portion of the indebtedness secured hereby. In case of any foreclosure sale of the Property, the same may be sold in one or more parcels.

          It is further agreed that if Mortgagor defaults in the payment of any part of the Indebtedness, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute partial foreclosure proceedings with respect to the portion of the Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if foreclosure judgment is entered pursuant to a partial foreclosure proceeding because of default of a part of the Indebtedness, such judgment and sale pursuant thereto may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such judgment or sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Mortgage and the lien hereof shall remain in full force and effect just as though no foreclosure judgment or sale had been entered or made under the provisions of this PARAGRAPH 5.2.
                                                       -------------
     Notwithstanding the filing of any partial foreclosure or entry of a judgment of foreclosure therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such judgment, to discontinue such partial foreclosure and to accelerate the Indebtedness by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosure without exhausting the right of full or partial foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a partial foreclosure sale of the Indebtedness for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the Property, pursuant to any such partial foreclosure for any other part of the Indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

          Without limiting the liability of Mortgagor as set forth above, Mortgagor shall indemnify Mortgagee and its officers, directors, employees and agents, and hold them harmless from and against all claims, injury, damage, loss and liability of any and every kind to any persons or property (unless caused by the gross negligence or wilful misconduct of Mortgagee) by reason of (i) any construction work undertaken at the Property by any person or entity; (ii) the operation or maintenance of the Property; or
     (iii) any other action or inaction by, or matter which is the responsibility of Mortgagor.

5.3  APPLICATION OF PROCEEDS OF FORECLOSURE SALE. The proceeds of any
     -------------------------------------------
     foreclosure sale of the Property shall be distributed and applied in accordance with the provisions of applicable law. The judgment of foreclosure or order confirming the sale shall provide for application of sale proceeds in the following order of priority: first, all items which under the terms hereof constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as herein provided; and second, all amounts remaining unpaid on the Note.

5.4  APPOINTMENT OF RECEIVER.  Upon, or at any time after the filing of a
     --------------------------
     complaint to foreclose this Mortgage, the court in which such complaint is filed shall appoint a receiver of the Property whenever Mortgagee, when entitled to possession, so requests pursuant to applicable law or when such appointment is otherwise authorized by operation of law. Such receiver shall have all powers and duties prescribed by applicable law, including the power to make leases to be binding upon all parties, including the Mortgagor, after redemption (if applicable), the purchaser at a sale pursuant to a judgment of foreclosure and any Person acquiring an interest in the Property after entry of a judgment of foreclosure, all as provided by applicable law. In addition, such receiver shall also have the following powers: (a) to extend or modify any then existing leases, which extensions and modifications may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, discharge of the Indebtedness, satisfaction of any foreclosure decree or judgment, or issuance of any certificate of sale or deed to any purchaser; and (b) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of the period of receivership. The court from time to time, either before or after entry of judgment of foreclosure, may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the Indebtedness secured hereby, or by or included in any judgment of foreclosure or supplemental judgment or other item for which Mortgagee is authorized to make a Protective Advance; and (b) the deficiency in case of a sale and deficiency.

5.5  MORTGAGEE'S RIGHT OF POSSESSION IN CASE OF DEFAULT.  In any case in which
     --------------------------------------------------
     under the provisions of this Mortgage Mortgagee has a right to institute foreclosure proceedings, whether before or after the entire indebtedness secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after judgment thereunder, and at all times until confirmation of sale, Mortgagor shall forthwith, upon demand of Mortgagee, surrender the Property to Mortgagee and Mortgagee shall be entitled to take possession of the Property, and upon Mortgagee's request to the court to be placed in actual possession of the Property, Mortgagee shall be placed in possession of the Property or any part thereof, personally, or by its agent or attorneys as provided by applicable law. In such event Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession or may apply to the court in which a foreclosure is pending to be placed in possession, of all or any part of said Property, together with all documents, books, records, papers and accounts of Mortgagor or then owner of the Property relating thereto, and may exclude Mortgagor, its agents or servants, wholly therefrom and may, as attorney in fact or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power: (a) to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (b) to elect to disaffirm any lease or sublease which is then subordinate to the lien hereof; (c) to extend or modify any then existing leases and to make new leases, which extensions, modifications and- new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Indebtedness and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Indebtedness, satisfaction of any foreclosure decree or judgment, or issuance of any certificate of sale or deed to any purchaser; (d) to enter into any management, leasing, brokerage, service, supply or other agreements relating to the Property;
     (e) to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Property as to it may seem judicious; (f) to insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; and (g) to receive all of such avails, rents, issues and profits; hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor. Without limiting the generality of the foregoing provisions of this PARAGRAPH 5.5, Mortgagee
                                                    -------------
     shall also have all other power, authority and duties as provided by applicable law.

          Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Leases. Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur by reason of its performance or non-performance of any action authorized under this PARAGRAPH 5.5, and of and from any and
                                         -------------
     all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the duties, terms, covenants or agreements of Mortgagor. Should Mortgagee incur any such liability, loss or damage, by its performance or nonperformance of actions authorized by this PARAGRAPH 5.5,
                                                                 --------------
     or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest on any such amount at the Default Rate (as such term is defined in the Note) shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand.

5.6  MORTGAGEE'S PERFORMANCE OF DEFAULTED ACTS; PROTECTIVE ADVANCES;
     ---------------------------------------------------------------
     SUBROGATION.  In case Mortgagor fails to perform any of its covenants and
     -----------
     agreements herein or in any of the Loan Documents, Mortgagee may, but need not, make any payment or perform any act herein or therein required of Mortgagor, in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on any Prior Encumbrances (as hereinafter defined), if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Property or contest any tax or assessment.

          In the event Mortgagee shall elect, pursuant to this PARAGRAPH 5.6, to
                                                               -------------
     undertake to perform Mortgagor's obligations for restoration or rebuilding as required of Mortgagor by PARAGRAPH 3.1 or PARAGRAPH 3.2 hereof,
                                 -------------    -------------
     Mortgagee shall not be required to restore or rebuild the improvements to any greater extent than will be covered by available proceeds or estimated proceeds of insurance or condemnation award. An estimate of available proceeds may be made if at such time as Mortgagee is prepared to arrange for plans, solicit bids, let a contract, or otherwise proceed with restoration, the loss shall not have been adjusted with insurers or the court shall not have finally determined the amount of a condemnation award. If Mortgagee shall have expended any amount for restoration or rebuilding in excess of the actual or estimated proceeds of insurance or condemnation award for the purpose of such repair or replacement, the amount of such excess ("Excess Restoration Cost") so expended by Mortgagee shall constitute additional indebtedness hereunder and shall be secured by the lien hereof.

          All advances, disbursements and expenditures (collectively "advances") made by Mortgagee before and during foreclosure, prior to sale, and where applicable, after sale, for the following purposes, including interest thereon at the Default Rate, are hereinafter referred to as "Protective Advances":

          (a)  advances pursuant to this PARAGRAPH 5.6;
                                         --------------

          (b)  Excess Restoration Costs;

          (c)  advances in accordance with the terms of this Mortgage to:
          (i) protect, preserve or restore the Property; (ii) preserve the lien of this Mortgage or the priority thereof; or (iii) enforce this Mortgage, as referred to in Subsection (b)(5) of Section 15-302 of the Illinois Mortgage Foreclosure Act (the "Act");

          (d) payments of (i) when due installments of principal, interest or other obligations in accordance with the terms of any Prior Encumbrance; (ii) when due installments of real estate taxes and other Impositions; (iii) other obligations authorized by this Mortgage; or
          (iv) with court approval any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, all as referred to in the first paragraph of this PARAGRAPH 5.5 hereof and under Section 15-1505 of the Act;
          -------------

          (e) attorneys' fees and other costs incurred in connection with the foreclosure of this Mortgage as referred to in Sections 1504(d)(2) and 15-1510 of the Act, and attorneys' fees and other costs incurred in connection with any other litigation or administrative proceeding to which the Mortgagee may be or become or be threatened or contemplated to be a party, including probate and bankruptcy proceedings, or in the preparation for the commencement or defense of any such suit or proceeding, including filing fees, appraisers' fees, outlays for documents and expert evidence, witness fees, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of judgment) of procuring all such abstracts of title, title charges and examinations, foreclosure minutes, title insurance policies, Torrens certificates, appraisals, and similar data and assurances with respect to title and value as Mortgagee may deem reasonably necessary either to prosecute or defend such suit or, in case of foreclosure, to evidence to bidders at any sale which may be had pursuant to the foreclosure judgment the true condition of the title to or the value of the Property;

          (f) Mortgagee's fees and costs arising between the entry of judgment of foreclosure and the confirmation hearing as referred to in Subsection(b)(1); of Section 15-1508 of the Act;

          (g) payment by Mortgagee of Impositions as required of Mortgagor by PARAGRAPH 2.4 hereof;
          -------------

          (h) Mortgagee's advances of any amount required to make up a deficiency in deposits for installments of Impositions, as required of Mortgagor by PARAGRAPH 2.4 hereof;
                       -------------

          (i) expenses deductible from proceeds of sale referred to in Subsections (a) and (b) of Section 15-1512 of the Act; and

          (j) expenses incurred and expenditures made by Mortgagee for any one or more of the following:
          (i) if the Property or any portion thereof constitutes one or more units under a condominium declaration, assessments imposed upon the owner thereof; (ii) if any of the Property consists of an interest in a leasehold estate under a lease or sublease, rentals or other payments required to be made by the lessee under the terms of the lease or sublease; (iii) premiums upon casualty and liability insurance made by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required, without regard to the limitation to maintaining of insurance in effect at the time any receiver or mortgagee takes possession of the Property imposed by Subsection (c)(1) of Section 15-1704 of the Act (iv) payments required or deemed by Mortgagee to be for the benefit of the Property or required to be made by the owner of the Property under any grant or declaration of easement, easement agreement, reciprocal easement agreement, agreement with any adjoining land owners or other instruments creating covenants or restrictions for the benefit of or affecting the Property; (v) shared or common expense assessments payable to any association or corporation in which the owner of the premises is a member in any way affecting the Property; (vi) operating deficits incurred by Mortgagee in possession or reimbursed by Mortgagee to any receiver; and (vii) fees and costs incurred to obtain an environmental assessment report relating to the Property.

     This Mortgage shall be a lien for all Protective Advances as provided in Subsection (b) 5 of Section 15-1302 of the Act as to subsequent purchasers and judgment creditors from the time the Mortgage is recorded.

     The Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the Act, be included in:

     (a) determination of the amount of indebtedness secured by this Mortgage at any time;

     (b) the indebtedness found due and owing to the Mortgagee in the judgment of foreclosure and any subsequent amendment of such judgment, supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after entry of such judgment, it being hereby agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

     (c) if right of redemption has not been waived by this Mortgage, computation of the amount required to redeem, pursuant to Sections (d)(2) and (e) of Section 15-1603 of the Act;

     (d)  determination of amounts deductible from sale proceeds pursuant to
     Section 15-1512 of the Act;

     (e) determination of the application of income in the hands of any receiver or mortgagee in possession; and

     (f) computation of any deficiency judgment pursuant to Subsections (b)(2) and (e) of Section 15-1508 and Section 15-1511 of the Act.

     All moneys paid for Protective Advances or any of the other purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees and expenses, and any other moneys advanced by Mortgagee to protect the Property and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the Default Rate. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any default on the part of Mortgagor.

     Should the proceeds of the Loan or any part thereof, or any amount paid out or advanced hereunder by Mortgagee, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any senior mortgage (as described in Subsection (i) of Section 15-1505 of the Act) or any other lien or encumbrance upon the Property or any part thereof on a parity with or prior or superior to the lien hereof (any such senior mortgage, or other lien or encumbrance is sometimes hereinafter referred to as a 'Prior Encumbrance"), then as additional security hereunder, the Mortgagee shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of such Prior Encumbrance said outstanding liens, charges and indebtedness, however remote, regardless of whether such Prior Encumbrance is acquired by assignment or has been released of record by the holder thereof upon payment.

                ARTICLE 6. SECURITY AGREEMENT AND FIXTURE FILING

6.1 SECURITY AGREEMENT.  Mortgagor hereby assigns and grants to Mortgagee a
    ------------------
    first priority security interest in and to the Personalty and Rents and any other part of the Property which may not be deemed real property or may not constitute a "fixture' (within the meaning of Section 9-313 of the Uniform Commercial Code (the "Code") of the State in which the Property is located), and all replacements, substitutions, and additions of, for and to the same, and the proceeds thereof (collectively, the "Collateral") in order to secure payment of the Indebtedness and performance by the Mortgagor of the other Obligations. This Mortgage shall constitute a Security Agreement within the meaning of the Code with respect to such Property, under which Mortgagor is the debtor, and Mortgagee is the secured party.

6.2  FIXTURE FILING.  This Mortgage, upon recording or registration in the real
     --------------
     estate records of the proper office, shall constitute a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code with respect to any and all Fixtures included within the term "Property" and any Personalty that may now be or hereafter become "fixtures" within the meaning of
     Section 9-313 of the Code.

6.3  REMEDIES.  If an Event of Default occurs under this Mortgage, Mortgagee, in
     --------
     addition to its other rights and remedies provided under this Mortgage, shall have all the rights and remedies available to a secured party under the Code as well as all other rights and remedies available at law or in equity. Mortgagor, upon request by Mortgagee, will assemble the Collateral and make it available to Mortgagee at a place Mortgagee designates to allow Mortgagee to take possession or dispose of the Collateral. Mortgagor agrees that five (5) days' prior written notice of the time and place of the sale of the Collateral, sent to Mortgagor in the manner provided for the mailing of notices herein, is reasonable notice to Mortgagor. The sale of the Collateral may be conducted by an employee or agent of Mortgagee and any Person, including both the Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at the sale. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses incurred by Mortgagee, and shall be borne by Mortgagor.

6.4  FURTHER ASSURANCES.  Mortgagor will upon request by Mortgagee from time to
     ------------------
     time, and in the event all or any portion of the Property is leased to a Person affiliated with a Principal Party, Mortgagor will cause such Person to, (i) execute, acknowledge and deliver to Mortgagee a separate security agreement, financing statement or other similar security instruments, in form satisfactory to Mortgagee, covering all property concerning which there may be any doubt whether the title to same has been conveyed by or security interest perfected by this Mortgage and covering all goods which in the opinion of Mortgagee are essential to the maintenance or operation of the Property, (ii) execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue and/or extend the security interests under and the priority of this Mortgage and such security instrument, and (iii) deliver to Mortgagee an inventory of the Collateral in reasonable detail. Mortgagor will pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any of the foregoing documents.

6.5  WAIVERS.  Mortgagor waives any right to require Mortgagee to (i) proceed
     -------
     against any Person, (ii) proceed against or exhaust any Collateral or (iii) pursue any other remedy in its power, and further waives any defense arising by reason of any disability or other defense of Mortgagor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of Mortgagor or any other Person. Until the Indebtedness shall have been paid in full, Mortgagor shall not have any right to subrogation, and Mortgagor waives any right to enforce any remedy which Mortgagee now has or may hereafter have against Mortgagor or against any other Person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Mortgagee.

                            ARTICLE 7 MISCELLANEOUS



7.1  NO WAIVER.  No failure by Mortgagee to insist upon strict, full and
     ---------
     complete (i) payment when due of any portion of the Indebtedness or (ii) performance of any Obligation, nor failure to exercise any right or remedy hereunder, shall constitute a waiver of any such failure to pay or breach of any such Obligation, or of the later exercise of such right or remedy.

7.2  ABANDONMENT.  Any and all Personalty that upon foreclosure of the lien of
     -----------
     this Mortgage is owned by Mortgagor and is used in connection with the operation of the Property shall be deemed at the option of Mortgagee to have become on such date a part of the Property and abandoned to Mortgagee in its then condition.

7.3  NOTICES  All notices or other written communications hereunder shall be
     -------
     deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows-.

     If to Mortgagor:  Overseas Partners (333) Inc.
                       c/o Overseas Partners Capital Corp.
                       115 Perimeter Center Place Suite 940
                       Atlanta, Georgia 30346
                       Attention:  Legal Department

With a copy to:  Overseas Partners Capital Corp.
                 Mintflower Place
                 P. 0. Box HM 1581
                 8 Par-la-Ville Road
                 Hamilton, HM GX Bermuda
                 Attention:  Legal Department

and to:          Katten, Muchin & Zavis
                 525 W. Monroe Street
                 Suite 2100
                 Chicago, Illinois 60661
                 Attention:  Nina B. Matis, Esq.

If to Mortgagee: The Prudential Insurance Company of America
                 One Ravinia Drive, Suite 1400
                 Atlanta, Georgia 30346
                 Attention:  Vice President, Asset Management
                 Telephone:  770/395-8600
                 Facsimile:  770/396-9426

With a copy to:  Sonnenschein Nath & Rosenthal
                 8000 Sears Tower
                 Chicago, Illinois 60606
                 Attention: David A. Lapins, Esq.
                 Telephone:  312/876-8000
                 Facsimile: 312/876-7934

or addressed as such party may from time to time designate by written notice to the other parties.

7.4  SEVERABILITY.  If any provision hereof should be held unenforceable or
     ------------
     void, that provision shall be deemed severable from the remaining provisions and in no way affect the validity of this Mortgage, except that if such provision relates to the payment of any monetary sum, then Mortgagee may, at its option, declare the Indebtedness immediately due and payable.

7.5  JOINDER OF FORECLOSURE.  Should Mortgagee hold any other or additional
     ----------------------
     security for the performance of the Obligations, its sale or foreclosure, upon any default in such performance, in the sole discretion of Mortgagee, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder.

7.6  GOVERNING LAW  This Mortgage shall be governed by and construed in
     -------------
     accordance with the laws of the State of Illinois.

7.7  Subordination.  At the option of Mortgagee, this Mortgage shall become
     -------------
     subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all Leases upon the execution by Mortgagee and recording thereof in the appropriate real estate records office of the county where the Land is located of a unilateral declaration to that effect. Mortgagee may require the issuance of such title insurance endorsements to the title policy in connection with any such subordination as Mortgagee, in its reasonable judgment, shall determine are appropriate, and Mortgagor shall pay any cost or expense incurred in connection with the issuance thereof.

7.8  WAIVER OF STATUTE OF LIMITATIONS.  Mortgagor hereby waives, to the full
     --------------------------------
     extent allowed by law, the right to plead any statute of limitations as a defense to any obligation secured by this Mortgage.

7.9  WAIVER OF REDEMPTION.  Mortgagor acknowledges that the Premises does not
     --------------------
     constitute agricultural real estate, as such term is defined by applicable law. To the fullest extent permitted by applicable law, Mortgagor hereby waives any and all right of redemption.

7.10 ENTIRE AGREEMENT.  The Loan Documents set forth the entire understanding
     ----------------
     between Mortgagor and Mortgagee relative to the Loan and the same shall not be amended except by a written instrument duly executed by each of Mortgagor and Mortgagee. The foregoing notwithstanding, the terms and the conditions of the Application shall survive the funding of the Loan, but in the event of any conflict between the provisions of the Application and any of the other Loan Documents except as ' otherwise specifically provided herein, the terms of such other Loan Documents shall control.

7.11 OTHER SECURITY INSTRUMENTS.  If Mortgagee at any time holds additional
     --------------------------
     security for any obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds to the Indebtedness without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

7.12 CHARGES FOR STATEMENTS.  Mortgagor will pay Mortgagee's charge, up to the
     ----------------------
     maximum amount permitted by law, for any statement regarding the Obligations requested by Mortgagor or in its behalf, subject to SECTION
                                                                     -------
     2.19(C) hereof.
     -------

7.13 USURY.  In the event that Mortgagee determines that any charge, fee or
     -----
     interest paid or agreed to be paid in connection with the Loan may, under the applicable usury laws, cause the interest rate on the Loan to exceed the maximum permitted by law, then such charges, fees or interest shall be reduced and any amounts actually paid in excess of the maximum interest permitted by such laws shall be applied by Mortgagee to reduce the outstanding principal balance of the Loan. The parties intend that Mortgagor shall not be required to pay, and Mortgagee shall not be entitled to collect, interest in excess of the maximum legal rate permitted under the applicable usury laws.

7.14 PUBLICITY.  Mortgagee, at its expense, and as consented to by Mortgagor,
     ---------
     may publicize the financing of the Property.

7.15 INFORMATION REPORTING UNDER IRS SECTION 6045(E).  Any information returns
     -----------------------------------------------
     or certifications that must be filed with the Internal Revenue Service and/or provided to other parties pursuant to Internal Revenue Code Section 6045(e) shall be prepared, filed by and sent to the appropriate parties by Mortgagor. To the extent permitted by law, Mortgagee shall have no responsibility to perform such services; provided however, that upon demand Mortgagor shall reimburse Mortgagee for any costs incurred by Mortgagee in doing so and shall also pay such fee as Mortgagee may reasonably and lawfully request.

7.16 DESTRUCTION OF NOTE.  Mortgagor shall, if the Note is mutilated or
     -------------------
     destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of Mortgagee, execute and deliver to Mortgagee in substitution therefor a duplicate promissory note containing the same terms and conditions as the Note, within ten (10) days after Mortgagee notifies Mortgagor of any such mutilation, destruction, loss or theft of the Note. Any new promissory note executed and delivered hereunder shall be in full substitution for the Note, shall not constitute any new or additional indebtedness of Mortgagor to Mortgagee, shall constitute solely a substitute evidence of the Indebtedness evidenced by the original Note, and shall not affect in any manner the priority of this Mortgage, or any other document or instrument executed in connection with or evidencing or securing the Indebtedness under the Note. Failure or delay by Mortgagee to notify Mortgagor hereunder shall not affect in any manner Mortgagor's liability for the Indebtedness under the Note or Mortgagor's obligation to execute a new promissory note hereunder; and Mortgagor's failure to execute a new promissory note on Mortgagee's request hereunder shall likewise not affect Mortgagor's liability for the Indebtedness under the Note.

7.17 INDEMNIFICATION AND DEFENSE.
     ---------------------------

     A. Mortgagor will pay and indemnify, defend, and hold Mortgagee and its agents harmless from and against all liability, loss, claims, damage, cost or expense (including the reasonable fees and costs of attorneys retained by Mortgagee together with the allocated costs of internal legal counsel) that Mortgagee might incur (i) in connection with the making, administering and/or servicing of the Loan (including brokerage commissions or fees of any kind with respect to the Application or commitment issued pursuant thereto or the Loan), (ii) the enforcement of any of Mortgagee's rights or remedies under the Loan Documents, (iii) by reason of any failure of any representation or warranty made by Mortgagor or the failure of Mortgagor to perform any Obligation, or (iv) by reason or in defense of any and all claims and demands whatsoever that may be asserted against Mortgagee arising out of or in connection with the Property or the Loan.

     B. Whenever, under any Loan Document, Mortgagor is obligated to indemnify and/or defend Mortgagee, or Mortgagor is obligated to defend or prosecute any action or proceeding, then Mortgagee shall have the right to participate in such prosecution or defense using counsel of Mortgagee's choice, and all costs and expenses incurred by Mortgagee in connection with such participation (including reasonable attorneys' fees and costs) shall be reimbursed by Mortgagor to Mortgagee. In addition, Mortgagee shall have the right to approve any counsel retained by Mortgagor in connection with the prosecution or defense of any such action or proceeding by Mortgagor. Mortgagor shall give notice to Mortgagee of the initiation of all proceedings prosecuted or required to be defended by Mortgagor, or which are subject to Mortgagor's indemnity obligations, under this Mortgage, promptly after the receipt by Mortgagor of notice of the existence of any such proceeding, but in no event later than five (5) days thereafter.

     C. Should Mortgagee incur any liability, loss, claim, damage, cost or expense required to be reimbursed by Mortgagor to Mortgagee hereunder and Mortgagor does not reimburse Mortgagee within ten (10) days after written notice to Mortgagor, the amount thereof with interest thereon at the Default Rate shall constitute part of the Indebtedness, shall be payable by Mortgagor upon demand and shall be secured by this Mortgage.

     D.  Mortgagor's obligations under this PARAGRAPH 7.17 shall not be
                                            --------------
     affected by the absence or unavailability of insurance covering any such obligations or by the failure by or refusal of any insurance carrier to perform any obligations on its part under any such insurance policy.

7.18 SUCCESSORS AND ASSIGNS.
     ----------------------

     A. The provisions hereof shall be binding upon Mortgagor and the heirs, devises, representatives, successors and assigns of Mortgagor, including successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee and its heirs, successors, substitutes and assigns. All references in this Mortgage to Mortgagor, or Mortgagee shall be construed as including all of such other persons with respect to the person referred to. Where two or more Persons have executed this Mortgage, the obligations of such Persons shall be joint and several, and each reference to Mortgagor herein shall mean each of such Persons, except to the extent the context clearly indicates otherwise.

     B. Mortgagee shall have the right, in its sole discretion, at any time and from time to time, to sell, assign, syndicate, participate out, or otherwise transfer and/or dispose of all or any portion of its interest in this Mortgage, the Note and the Obligations (provided that such transfer is not made to an entity that would materially adversely affect Mortgagor's ERISA representations and warranties under the Loan Documents), and, in connection therewith, Mortgagor hereby covenants and agrees that it will
     (i) permit Mortgagee and any prospective successor or participant Mortgagee, or any of their respective agents, access to the Premises during reasonable hours for inspection of same, and (ii) permit Mortgagee to submit to third parties any financial data and other information furnished by Mortgagor or any other person to Mortgagee in connection with the operation of the Premises. Any such third parties will agree to be bound by a confidentiality agreement. Mortgagor further covenants and agrees that, at the request of Mortgagee and in connection with any such sale, assignment or other transfer, Mortgagor shall cooperate as requested, and shall provide such representations, warranties, agreements and documents as are customary and usual in the marketplace or as may be reasonably required by Mortgagee in any such sale, assignment or other transfer, and shall use diligent efforts to obtain such documents and agreements from tenants and other third parties as may be reasonably requested (provided that Mortgagor shall not be required to incur (i) any liability beyond the scope of the Loan Documents, or (ii) any material expense).

7.19 INTERPRETATION.  When the identity of the parties or other circumstances
     --------------
     make it appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. Specific enumeration of rights, powers and remedies of Mortgagee and of acts which they may do and of acts Mortgagor must do or not do shall not exclude or limit the general. The headings of each Article and Paragraph are for convenience and do not limit or construe the contents of any provision hereof. The provisions of the Loan Documents shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained, in order to achieve the objectives and purposes of such documents. Each party and its counsel has reviewed and revised the Loan Documents and agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of such document. The use in the Loan Documents of the words "including", "such as", or words of similar import when following any general term, statement or matter shall not be construed to limit such statement, term or matter to the specific items or matters, whether or not language of non-limitation such as "without limitation" or "but not limited to", or words of similar import are used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such statement, term or matter. References to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Mortgagee's private power of sale, if any, as well as any judicial foreclosure proceeding or a conveyance in lieu of foreclosure.

7.20 COMMINGLING OF FUNDS.  Any and all sums collected or retained by Mortgagee
     --------------------
     hereunder (including insurance and condemnation proceeds and any deposits made by Mortgagor with Mortgagee or any agent thereof) shall not be deemed to be held in trust, and Mortgagee may commingle such funds or proceeds with its general assets and shall not be liable for the payment of any interest or other return thereon, except to the extent otherwise required by law.

7.21 SURVIVAL.  All representations, warranties and covenants of Mortgagor
     --------
     contained in this Mortgage or any other Loan Document, or incorporated by reference herein or therein, shall survive the execution and delivery of this Mortgage and shall remain continuing covenants, warranties and representations of Mortgagor so long as any portion of the Obligations remains outstanding, except to the extent otherwise expressly provided to the contrary.

7.22 ADDITIONAL SECURITY.  No other security now existing, or hereafter taken,
     -------------------
     to secure the Obligations shall be impaired or affected by the execution of this Mortgage; and all additional security shall be taken, considered and held cumulatively. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the Indebtedness shall not diminish the force, effect or lien of this Mortgage and shall not affect or impair the liability of any maker, surety, guarantor or endorser for the payment of said Indebtedness. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as it may in its absolute discretion determine.

7.23 NO MERGER.  So long as any of the Indebtedness shall remain unpaid or
     ---------
     Mortgagor shall have any further obligation under the Loan Documents, unless Mortgagee shall otherwise consent in writing, the fee estate of Mortgagor in the Property or any part thereof shall not merge, by operation of law or otherwise, with any leasehold or other estate in the Property or any part thereof, but shall always be kept separate and distinct therefrom, notwithstanding the union of said fee estate and such leasehold or other estate in Mortgagor or any other Person.

7.24 PERFORMANCE BV MORTGAGOR.  If Mortgagor fails to faithfully perform each
     ------------------------
     and, every Obligation to be performed by Mortgagor, Mortgagee, without demand or notice, may do any or all things necessary to perform the Obligations of Mortgagor under the pertinent instrument.

7.25 RECOVERY OF EXPENSES.  All sums expended by Mortgagee in the exercise of
     --------------------
     any of their rights or remedies under the Loan Documents, including Mortgagee's rights under PARAGRAPH 2.8, PARAGRAPH 2.9 and PARAGRAPH 7.24
                              -------------- --------------    --------------
     hereof, and all reasonable costs and expenses incurred in connection therewith (including the reasonable fees and costs of attorneys and consultants) shall (i) be immediately due and payable on demand, (ii) if not repaid within ten (10) days after written notice to Mortgagee, accrue interest at the Default Rate from the date of expenditure by Mortgagee, and
     (iii) be added to the Indebtedness and secured by the Loan Documents prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Mortgage.

7.26 STANDARDS OF DISCRETION.  Nothing contained in this Mortgage, the Note, or
     -----------------------
     any other Loan Documents, shall limit the right of Mortgagee to exercise its business judgment, or act, in a subjective manner with respect to any matter as to which it has specifically been granted such right or the right to act in its discretion or judgment hereunder or thereunder, whether "objectively" reasonable, under the circumstances. Any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing otherwise implied by law to be a part of this Mortgage; and the parties intend by the foregoing to set forth and affirm their entire understanding with respect to the terms, covenants and conditions and standards pursuant to which their rights, duties and obligations are to be judged, their performance measured, and the parameters within which Mortgagee's discretion may be exercised hereunder and under the other Loan Documents.

7.27 COUNTERPARTS.  This Mortgage may be executed in any number of counterparts
     ------------
     with the same effect as if all parties hereto had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

7.28 PREPAYMENT.  Mortgagor may prepay the Loan only on the terms and conditions
     ----------
     set forth in the Note and Mortgagor will pay Mortgagee the Prepayment Premiums (as defined in the Note) in respect of any prepayment, whether voluntary or involuntary, as required by and on the terms and conditions set forth in the Note.

7.29 FIRPTA CERTIFICATE.  In the event of any transfer by Mortgagor of its
     ------------------
     rights hereunder or of any interest in the Property otherwise permitted under this Mortgage, such transferee shall, as an additional condition to such transfer, under penalty of perjury, execute and deliver to Mortgagee a certificate concerning the non-foreign status of such transferee substantially in the form of the FIRPTA representation and warranties in the Certificate of Representations and Warranties. Nothing in this PARAGRAPH 7.29 shall be deemed a modification or waiver of any other
     ---------------
     provision of any of the Loan Documents limiting, prohibiting or otherwise relating to any Transfer.

7.30 LIMITATION ON PERSONAL LIABILITY.  Neither Mortgagor nor Guarantor
     --------------------------------
     (singularly or collectively, the "Exculpated Parties") shall have any personal liability for the Loan or any obligations set forth in the Loan Documents. Notwithstanding the preceding sentence, Mortgagee may bring a foreclosure action or other appropriate action to enforce the Loan Documents or realize upon and protect the Property (including, without limitation, naming the Exculpated Parties in the actions, prior to exhausting all other rights and remedies, either at law or in equity) and in addition THE EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY FOR any actual losses or damages incurred by Mortgagee on account of:

     (i) any environmental indemnity or ERISA indemnity furnished by Mortgagor or Guarantor in connection with the Loan (including, without limitation, the hazardous substances and ERISA provisions of the Loan Documents the Hazardous Substances Remediation and Indemnification Agreement; and the ERISA Certificate and Indemnification Agreement);

     (ii) real estate taxes and assessments relating to the property, if and to the extent the Exculpated Parties have assumed personal liability therefor pursuant to Section 2.10 of this Mortgage;
                 ------------

     (iii) any security deposits of tenants (A) not turned over to Mortgagee upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (B) not turned over to a receiver or trustee for the Property after his/her appointment;

     (iv) any insurance proceeds or condemnation awards neither turned over to Mortgagee nor used in compliance with the Loan Documents;

     (v) the execution by any of the Exculpated Parties of an amendment that has a financial impact on the terms of the lease or a termination of any Lease without Mortgagee's prior written consent (if Mortgagee's consent was required under the Loan Documents), in which event the Exculpated Parties shall have personal liability for the greater of:

         (a) the Present Value (calculated at the Discount Rate) of the aggregate total dollar amount (if any) by which (1) rental income and/or other tenant obligations prior to the amendment of such Lease exceeds rental income and/or other tenant obligations after the amendment of such Lease or under any subsequent lease for such space, and (2) landlord obligations after the amendment of such Lease or under any subsequent lease for such space exceeds landlord obligations prior to the amendment of such Lease; or

         (b) any termination fee or other consideration paid, less the actual, reasonable costs paid to a third party for reletting such space and any reasonable amounts applied to pay the pro rata operating costs of such
                                               --------
         space; and

         (c) if the amendment or termination involves a Lease with a Major Tenant, an amount equal to twice the greater of (A) or (B) above regardless of whether the actual losses or damages incurred by Mortgagee on account of such amendment or termination are less than such amount.

     (vi)   physical waste of the Property;

     (vii) any rents or other income from the Property received by any of the Exculpated Parties during the continuance of an Event of Default under the Loan Documents and not otherwise applied to the indebtedness under the Note or to the operating and capital expenses of the Property; PROVIDED, HOWEVER, THAT THE EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with any of the Exculpated Parties unless the payments are expressly permitted in the Loan Documents;

     (viii) Mortgagor's failure to maintain any letter of credit required under the Loan Documents or otherwise in connection with the Loan;

     (ix) all reasonable legal fees, including allocated costs of Mortgagee's staff attorneys, and other expenses incurred by Mortgagee in enforcing the Loan Documents if Mortgagor contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy) any of Mortgagee's enforcement actions unless (except with respect to bankruptcy) the final decision rendered is in favor of Mortgagor; or

     (x) any material misrepresentation by any of the Exculpated Parties in connection with the Property, the Loan Documents, the Loan Application or any other aspect of the Loan.

A. Notwithstanding the foregoing, the EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY for all indebtedness evidenced by the Note and all obligations set forth in the Loan Documents not to exceed $10,000,000, if:

     (i) there shall be any breach or violation of the Due on Sale or Encumbrance section of this Mortgage; or

     (ii) there shall be any fraud by any of the Exculpated Parties in connection with the Property, the Loan Documents, the Loan Application, or any other aspect of the Loan; or

     (iii) the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety
     (90) days of filing; provided, however, that this subsection d(iii) shall not apply if an involuntary bankruptcy is filed by Mortgagee. If the involuntary bankruptcy or insolvency proceeding is not dismissed within ninety (90) days and the Mortgagor and Guarantor: (a) promptly and diligently pursued the dismissal of such proceeding; (b) have not orchestrated nor acquiesced in the filing of such proceeding; and (c) did not contest Mortgagee's efforts to obtain control of the cash collateral, then the Exculpated Parties shall not have personal liability because of the failure to dismiss such proceeding within ninety (90) days.

7.31 BENEFITS OF ACT.  Mortgagor and Mortgagee shall have the benefit of all the
     ---------------
     provisions of applicable law, including all amendments thereto which may become effective from time to time after the date hereof.

7.32 WAIVER OF RIGHT TO TRIAL BY JURY.  MORTGAGOR HEREBY WAIVES, TO THE FULLEST
     --------------------------------
     EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE APPLICATION, THE LOAN, THE LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF MORTGAGEE IN CONNECTION THEREWITH.



     IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.



                    Mortgagor:

                         OVERSEAS PARTNERS (333), INC., an
                         Illinois corporation

                         By: /s/ Bruce M.Barone
                            -------------------

                           Name: Bruce M. Barone
                                ----------------

                           Title: President and CEO
                                 ------------------

                    GUARANTOR, SOLELY FOR THE PURPOSE OF CONSENTING TO AND BEING BOUND BY THE PROVISIONS OF 2.10, 2.17, 2.18, 7.30 AND 7.32
                    HEREOF:



                         OVERSEAS PARTNERS CAPITAL CORP.,
                         a Delaware corporation

                         By:  /s/ Thomas E. Butler
                             ---------------------

                           Name: Thomas E. Butler
                                 ----------------

                           Title:  Vice President
                                  ---------------

STATE OF GEORGIA  )
                  )   SS.
COUNTY OF FORSYTH )


     I, Elise R. Kitchens, a Notary Public in and for said County, in the State
        -----------------
aforesaid, DO HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 27/th/ day of August by Bruce M. Barone, as a duly authorized
               ------        -------   ---------------
signatory and President and CEO of OVERSEAS PARTNERS(333), INC., an Illinois
              ------------------
corporation, on behalf of said corporation.

     GIVEN under my hand and Notarial Seal this 27/th/ day of August, 1997.
                                                ------        ------

                    /s/ Elise R. Kitchens
                    ---------------------

My Commission Expires:

12/12/2000
----------

STATE OF GEORGIA  )
                  )   SS.
COUNTY OF FORSYTH )


     I, Elise R. Kitchens, a Notary Public in and for said County, in the State
        -----------------
aforesaid, DO HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 27/th/ day of August by Thomas E. Butler, as a duly authorized
               ------        -------   ----------------
signatory and Vice President of OVERSEAS PARTNERS CAPITAL CORP., a Delaware
              ---------------
corporation, on behalf of said corporation.

     GIVEN under my hand and Notarial Seal this 27/th/ day of August, 1997.
                                                ------        ------

                    /s/ Elise R. Kitchens
                    ---------------------

My Commission Expires:

12/12/2000
----------

                                   EXHIBIT A
                               LEGAL DESCRIPTION


Parcel 1:

Lots 7, 8 and 9 in Assessor's Division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of Lot 6 in Block 21 in Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/4 of Lot 6 and the West 1/4 of Lot 7 in Block 21 in Original Town of Chicago, otherwise known as Lots 10 and 11 in Assessor's Division of Lots 1, 2, 3, 7 and 8 and the East 20 feet of Lot 6, all in said Block 21 in Original Town of Chicago, in the City of Chicago, in Cook County, Illinois.

Parcel 3:

All of Lot 5 and the West 1/2 of Lot 6 and the West 1/2 of the East 1/2 of Lot 6, all in Block 21 in the Original Town of Chicago, in Cook County, Illinois.

Parcel 4:

The East 1/4 of Lot 1 and that part of the vacated alley lying South and adjoining said land in Block 21 in the Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 5:

The West 1/2 of the East 1/2 of Lot 1 and that part of the vacated alley lying South and adjoining said land in Block 21 in Original Town of Chicago in the South fractional 1/2 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 6:

Lots 3, 5 and 6 in Assessor's Division of Lots 1, 2, 3, 7 and 8 and the East 20 Feet of Lot 6 in Block 21 in Original Town of Chicago in Section 9, Township 39 North, Range 14, East of the Third Principal Meridian in Cook County, Illinois.

Parcel 7:

The East 1/2 of Original Lot 8 in Block 21 in the Original Town of Chicago in the South East 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, sometimes also described as:

Lot 4 in Assessors Division of lots 1, 2, 3, 7, 8 and the East 20 feet of Lot 6 in Block 21 in Original Town of Chicago, in the South East 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois.

Permanent Index Numbers: 17-09-412-013-0000 and 17-09-412-014-0000
Property Address: 333 West Wacker Drive, Chicago, Illinois 60606

                                   EXHIBIT B
                                   ---------

                         PERSONAL PROPERTY DESCRIPTION

                            OFFICE OF THE BUILDING
                            PERSONAL PROPERTY LIST


TYPE OF FURNITURE                              NUMBER
--------------------------------------------------------------------------------
Computer stand                                 1
--------------------------------------------------------------------------------
Tables:
   Conference (Large)                          1
   Conference (Small)                          1
   Kitchen (Small)                             1
   Reception (Small)                           2
--------------------------------------------------------------------------------
Chairs:
   Conference Room                             10
   Executive High Back                         3
   Kitchen                                     3
   Reception                                   4
   Secretarial                                 3
   Visitors                                    11
--------------------------------------------------------------------------------
Desks:
   Executive                                   3
   Secretarial                                 3
--------------------------------------------------------------------------------
Credenzas                                      5
--------------------------------------------------------------------------------
Ice Makers                                     1
--------------------------------------------------------------------------------
Bookshelves:
   Lateral                                     4
   Vertical                                    4
--------------------------------------------------------------------------------
IBM Series II Typewriter                       1
--------------------------------------------------------------------------------
(Spiral) Binding Machine                       1
--------------------------------------------------------------------------------
MIRTECH Security System                        1
--------------------------------------------------------------------------------
Minolta Fax Machine                            1
--------------------------------------------------------------------------------
Pitney Bowes Postage Meter                     1
--------------------------------------------------------------------------------
Postage Scale                                  1
--------------------------------------------------------------------------------
Microwave Ovens                                1
--------------------------------------------------------------------------------
Refrigerators                                  1
--------------------------------------------------------------------------------

                            ENGINEERING DEPARTMENT
                            PERSONAL PROPERTY LIST

------------------------------------------------------------------------------------------------------------------------------------

                        Item                             Quantity   Item                         Quantity
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                        Drill Presses                    2          Screw Drivers                20
------------------------------------------------------------------------------------------------------------------------------------

                        Bench Grinders                   3          Desks                        3
------------------------------------------------------------------------------------------------------------------------------------

                        Horizontal Bandsaw               1          Credenza's                   3
------------------------------------------------------------------------------------------------------------------------------------

                        Bearing Press                    1          File Cabinets                8
------------------------------------------------------------------------------------------------------------------------------------

1983-$1,100 ea          Wet/Dry Vacs                     4          Chairs                       10
------------------------------------------------------------------------------------------------------------------------------------

1988-$5,500 ea          Refrigerant Recovery Machines    3          Roll Around Tool Box         1
------------------------------------------------------------------------------------------------------------------------------------

                        Hood Volumeter                   1          Tap & Die                    1
------------------------------------------------------------------------------------------------------------------------------------

                        Compac PC w/Monitor              1          3/4" Drive Socket Set        1
------------------------------------------------------------------------------------------------------------------------------------

                        Laser Jet Printer                1          1/2" Drive Socket Set        1
------------------------------------------------------------------------------------------------------------------------------------

                        Walkie Talkies & Charger         6          3/8" Drive Socket Set        1
------------------------------------------------------------------------------------------------------------------------------------

                        Toshiba Lap-Top                  1          Electric Drill Sharpener     1
------------------------------------------------------------------------------------------------------------------------------------

                        Wire Cart                        1          Electric Router              1
------------------------------------------------------------------------------------------------------------------------------------

                        Self-Contained Breathing         2          Router Bit Kit               1
------------------------------------------------------------------------------------------------------------------------------------

                        Bench Vises                      2          Hole Saw Kit                 1
------------------------------------------------------------------------------------------------------------------------------------

1983-$3,000             Pipe Threading Machine           1          Glue Gun                     1
------------------------------------------------------------------------------------------------------------------------------------

                        Tri-Pod Pipe Vise                1          Combination Wrench           24
------------------------------------------------------------------------------------------------------------------------------------

                        Cordless Drill 3/8'              2          Wood Chisel Set              1
------------------------------------------------------------------------------------------------------------------------------------

                        Cordless Screwdriver             1          Electric Drills              4
------------------------------------------------------------------------------------------------------------------------------------

                        Portable Band Saw                1          Electric Shears              2
------------------------------------------------------------------------------------------------------------------------------------

                        Table Saw                        1          Megger                       1
------------------------------------------------------------------------------------------------------------------------------------

                        Jig Saw                          1          Multimeters                  2
------------------------------------------------------------------------------------------------------------------------------------

                        Circular Saw                     1          Amphrobe                     1
------------------------------------------------------------------------------------------------------------------------------------

                        Sawzall                          1          Electronic Circuit Locator   1
------------------------------------------------------------------------------------------------------------------------------------

                        Hand Saw                         2          Kilowatt Hour Meter          1
------------------------------------------------------------------------------------------------------------------------------------

                        Hack Saw                         2          Charging Sensor              1
------------------------------------------------------------------------------------------------------------------------------------

                        Hammer                           5          Electronic Scale             1
------------------------------------------------------------------------------------------------------------------------------------

                        Manometers                       2          Chart Recorders              2
------------------------------------------------------------------------------------------------------------------------------------

                        Fire Extinguishers               100        Maghelic                     3
------------------------------------------------------------------------------------------------------------------------------------

                        C02 Manlift                      1          Oxygen First Aid Kit         1
------------------------------------------------------------------------------------------------------------------------------------

1988-$5,328             Electric Manlift                 1          Code Key Machine             1
------------------------------------------------------------------------------------------------------------------------------------

                        House Fans                       1          Key Duplicative Machine      1        1993-$1,150
------------------------------------------------------------------------------------------------------------------------------------

                        Parts Cabinet                    3          Lock Pin Kit                 1
------------------------------------------------------------------------------------------------------------------------------------

                        Metal Files                      8          Crow Bar                     3
------------------------------------------------------------------------------------------------------------------------------------

                        Metal Cabinets                   10         Pinch Bar                    2
------------------------------------------------------------------------------------------------------------------------------------

1983-$3,000             Electric Welders                 2          Engine Hoist                 1
------------------------------------------------------------------------------------------------------------------------------------

1984-$1,100             Scaffold Set                     2          Battery Charger              1
------------------------------------------------------------------------------------------------------------------------------------

                        Pipe Wrenches                    14         100 h.p. Electric Motor      1        1985-$3,900
------------------------------------------------------------------------------------------------------------------------------------

                        Oxy-Acet Torch Sets              2          75 h.p. Electric Motor       2        1985-$3,700
------------------------------------------------------------------------------------------------------------------------------------

                        Gantry Set                       2          40 h.p. Electric Motor       1        1985-$2,800
------------------------------------------------------------------------------------------------------------------------------------

                        2 Ton Electric Hoist             1          30 h.p. electric Motor       2        1985-$2,500
------------------------------------------------------------------------------------------------------------------------------------

                        Chain Falls                      1          25 h.p. Electric Motor       1        1985-$2,200
------------------------------------------------------------------------------------------------------------------------------------

                        Vacuum Pumps                     2          15 h.p. Electric Motor       1        1985-$2,000
------------------------------------------------------------------------------------------------------------------------------------

                        Bottle Jack                      2          Garage Sweeper               1        1989-$22,000
------------------------------------------------------------------------------------------------------------------------------------

                        Pallet Jack                      1
------------------------------------------------------------------------------------------------------------------------------------

                        First Aid Kit                    1
------------------------------------------------------------------------------------------------------------------------------------


                              SECURITY DEPARTMENT
                            PERSONAL PROPERTY LIST


RADIO NUMBER                          TYPE                                    QUANTITY
--------------------------------------------------------------------------------------------------------------------
03                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------
04                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------
05                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------
10                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------
11                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------
12                                    P-100                                   01
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                      TOTAL:                                  06 Radios
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
RADIO NUMBER                          TYPE                                    QUANTITY
--------------------------------------------------------------------------------------------------------------------
01                                    P-50                                    01
--------------------------------------------------------------------------------------------------------------------
02                                    P-50                                    01
--------------------------------------------------------------------------------------------------------------------
06                                    SP-50                                   01
--------------------------------------------------------------------------------------------------------------------
07                                    SP-50                                   01
--------------------------------------------------------------------------------------------------------------------
08                                    SP-50                                   01
--------------------------------------------------------------------------------------------------------------------
09                                    SP-50                                   01
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                      TOTAL:                                  06 Radios
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
RADIO NUMBER                          TYPE                                    QUANTITY
--------------------------------------------------------------------------------------------------------------------
18                                    GP-300                                  01
--------------------------------------------------------------------------------------------------------------------
19                                    GP-300                                  01
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                      TOTAL:                                  02 Radios
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
RADIO NUMBER                          TYPE                                    QUANTITY
--------------------------------------------------------------------------------------------------------------------
13                                    KSC15                                   01
--------------------------------------------------------------------------------------------------------------------
14                                    KSC15                                   01
--------------------------------------------------------------------------------------------------------------------
15                                    KSC15                                   01
--------------------------------------------------------------------------------------------------------------------
16                                    KSC15                                   01
--------------------------------------------------------------------------------------------------------------------
17                                    KSC15                                   01
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                      TOTAL:                                  05 Radios
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL RADIOS:                                                                 19 Radios
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GP-300 Charges Single Unit                                                    02
--------------------------------------------------------------------------------------------------------------------
06 Unit Charging Station                                                      01
--------------------------------------------------------------------------------------------------------------------
P-50 Charges Single Unit                                                      05
--------------------------------------------------------------------------------------------------------------------
P-100 Charges Single Unit                                                     01
--------------------------------------------------------------------------------------------------------------------
KSC-15 Single Unit                                                            05
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL CHARGERS:                                                               14
--------------------------------------------------------------------------------------------------------------------